As filed with the Securities and Exchange Commission on July 17, 2015

1940 Act File No. 811-23076

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

☒	Registration Statement under the Investment Company Act of 1940

☐ Amendment No.

Aabaco Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

701 First Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (408) 349-3300

Ronald S. Bell

701 First Avenue

Sunnyvale, California 94089

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq.

Marc R. Packer, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Explanatory Note: Portions of this Registration Statement and the information statement contained herein are not complete. The Registrant intends to file one or more amendments to this Registration Statement prior to the spin-off described herein. The information statement contained in this Registration Statement will not be used in connection with such spin-off until the staff of the Securities and Exchange Commission has completed its review of the information contained herein.

The information in this information statement is not complete and may be changed. We will not use this information statement in connection with the Spin-Off or otherwise until the staff of the Securities and Exchange Commission has completed its review of the information statement.

Subject to Completion

Preliminary Information Statement dated July 17, 2015

INFORMATION STATEMENT

Common Stock

This information statement is being provided in connection with the distribution to holders of common stock of Yahoo! Inc. (“Yahoo”), as a dividend, of all of the shares of common stock, par value $0.00001 per share (the “Common Stock”), of Aabaco Holdings, Inc. (the “Fund” or “we”), a Delaware corporation and currently a wholly owned subsidiary of Yahoo. We refer to this transaction as the “Spin-Off.”

If all conditions to the Spin-Off are satisfied or waived by Yahoo in its sole discretion, at 5:00 p.m., New York City time, on [●], 2015 (such date and time, the “Distribution Date”), for each [●] whole share[s] of Yahoo’s common stock held by you as of 5:00 p.m., New York City time, on [●], 2015 (such date and time, the “Record Date”), you will receive one share of the Fund’s Common Stock. Cash will be distributed in lieu of fractional shares of the Fund’s Common Stock. The Spin-Off is intended to be tax-free to Yahoo stockholders for United States federal income tax purposes, except for cash received in lieu of fractional shares.

No vote of Yahoo’s stockholders is required or being sought to authorize or effectuate the Spin-Off. You do not need to pay any consideration, exchange or surrender your existing shares of Yahoo’s common stock, or take any other action to receive shares of the Fund’s Common Stock in the Spin-Off.

Following the Spin-Off, the Fund will be an independent, publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Immediately after the Spin-Off, the Fund’s investment assets will consist of 383,565,416 ordinary shares, par value US $0.000025 per share (the “Ordinary Shares”), of Alibaba Group Holding Limited (“Alibaba”), representing as of the date of this information statement an approximate 15 percent ownership interest in Alibaba, and a 100 percent ownership interest in Aabaco Small Business, LLC. We sometimes refer to Alibaba’s Ordinary Shares and Alibaba’s American Depositary Shares (the “Alibaba ADS”) collectively as the “Alibaba Shares.”

The Fund’s investment objective is to seek returns for its stockholders primarily through owning the Alibaba Shares. Based on the closing market price of Alibaba ADS on the New York Stock Exchange on [●], 2015, the Fund anticipates that the value of its Alibaba Shares will exceed 95 percent of the value of its total assets immediately after the Spin-Off is completed. The Fund will seek to achieve its investment objective by continuing to invest at least 80 percent of its total assets in Alibaba Shares under normal market conditions. The Fund’s investment objective and this investment policy are not fundamental and either may be changed without stockholder approval, although the Fund will provide stockholders with at least 60 days’ notice before implementing any change to its investment objective or this investment policy. There can be no assurance that the Fund will achieve its investment objective.

Unlike most registered investment companies, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, as a result of the Fund’s concentrated ownership of Alibaba Shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. As a result, the Fund will take into account the tax consequences of any change to its investment portfolio.

(Continued on inside cover page)

The date of this information statement is [●], 2015.

(Continued from cover page)

Yahoo currently owns all of the Fund’s outstanding Common Stock. Accordingly, there is no current trading market for the Fund’s Common Stock, although we expect that a limited market, commonly known as a when-issued trading market, will develop on or shortly before the Record Date, and we expect regular-way trading of the Fund’s Common Stock to begin on the first trading day following completion of the Spin-Off. Shares of the Fund’s Common Stock are expected to be listed on [●] under the symbol “[●],” subject to notice of issuance.

Because the Fund is newly organized, it has no operating history and its Common Stock has no history of public trading. Common stock of closed-end investment companies frequently trades at a discount from net asset value.

Investing in the Fund’s Common Stock involves certain risks. Because the Fund’s current investment policy is to invest at least 80 percent of its total assets in the Alibaba Shares, an investment in the Fund is particularly subject to risks relating to Alibaba. See “Risk Factors” beginning on page 32 of this information statement. You should carefully consider these risks together with all of the other information contained in this information statement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or has passed upon the adequacy or accuracy of this information statement as truthful or complete. Any representation to the contrary is a criminal offense.

You should read this information statement, which contains important information about the Fund that you should know, and retain it for future reference. You may request a free copy of this information statement or any other information filed with the U.S. Securities and Exchange Commission (the “SEC”), when available, and other information about the Fund, and make stockholder inquiries, by calling [●] or by writing to [●], or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (www.sec.gov). Free copies of the Fund’s reports will also be available from the Fund’s website at [●].

The Fund’s Common Stock does not represent a deposit in or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

This information statement contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, which involve risks and uncertainties. These statements describe the proposed Spin-Off, the Fund’s plans, strategies, and goals, and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this information statement, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933.

You should rely only on the information contained or incorporated by reference in this information statement. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should not assume that the information in this information statement is accurate as of any date other than the date of this information statement. The Fund’s business, financial condition, and results of operations may have changed since that date.

i

SUMMARY

This is only a summary of information contained elsewhere in this information statement. You should carefully read the more detailed information contained in this information statement, especially the information under the headings “The Spin-Off,” “Investment Objective and Policies,” and “Risk Factors.”

The Fund	Aabaco Holdings, Inc. (the “Fund” or “we”) is a Delaware corporation and currently is a wholly owned subsidiary of Yahoo! Inc. (“Yahoo”). Yahoo has authorized a plan to spin off the Fund by distributing to the holders of Yahoo’s common stock, as a dividend, all of the Fund’s outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”). We refer to this transaction as the “Spin-Off.”

Following the Spin-Off, the Fund will be an independent, publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Immediately after the Spin-Off, the Fund’s investment assets will consist of 383,565,416 ordinary shares, par value US $0.000025 per share (the “Ordinary Shares”), of Alibaba Group Holding Limited (“Alibaba”), representing as of the date of this information statement an approximate 15 percent ownership interest in Alibaba, and a 100 percent ownership interest in Aabaco Small Business, LLC (“ASB”). The Fund will hold 290,938,700 of its Alibaba Shares through Aabaco Holdings Hong Kong Limited (formerly, Yahoo! Hong Kong Holdings Limited) (“Aabaco Hong Kong”), a Hong Kong private company limited by shares and a wholly owned subsidiary of Yahoo that engages in no other business or operations, and owns no other assets. We sometimes refer to Alibaba’s Ordinary Shares and Alibaba’s American Depositary Shares (the “Alibaba ADS”) collectively as the “Alibaba Shares.”

Following the Spin-Off, Yahoo will not retain any ownership interest in the Fund. However, directors, officers, and employees of Yahoo who own shares of Yahoo’s common stock on the record date for the Spin-Off will receive shares of the Fund’s Common Stock in connection with the Spin-Off in the same ratio as other Yahoo stockholders.

Investment Objective and Policies	The Fund’s investment objective is to seek returns for its stockholders primarily through owning the Alibaba Shares. Based on the closing market price of the Alibaba ADS on the New York Stock Exchange on [●], 2015, the Fund anticipates that the value of its Alibaba Shares will exceed 95 percent of the value of its total assets immediately after the Spin-Off is completed. The Fund’s investment objective is not fundamental and may be changed without stockholder approval, although the Fund will provide stockholders with at least 60 days’ notice before implementing any change to its investment objective. There can be no assurance that the Fund will achieve its investment objective.

The Fund will seek to achieve its investment objective by continuing to invest at least 80 percent of its total assets in Alibaba Shares under normal market conditions. This policy is not fundamental and may be changed without stockholder approval, although the Fund will provide its stockholders with at least 60 days’ notice before implementing any change to this investment policy. The Fund has no current intention of investing less than 80 percent of its total assets in the Alibaba Shares. Because the Fund’s investment policy is to invest at least 80 percent of its total assets in the Alibaba Shares, an investment in the Fund is particularly subject to risks relating to Alibaba. See “Risk Factors.”

The Fund’s investment in the Alibaba Shares will cause it to be a non-diversified investment company and to concentrate its investments in securities issued by companies in the online services and e-commerce industry. As a result, the 1940 Act requires the Fund to obtain stockholder approval to invest less than 25 percent of its total assets in companies in the online services and e-commerce industry. The Fund has no current intention of investing less than 25 percent of its total assets in companies in the online services and e-commerce industry.

The Fund intends to enter into a credit facility (the “Credit Facility”) pursuant to which the Fund may borrow up to $[●] million. The Fund anticipates that it will initially borrow $[●] million pursuant to the Credit Facility at or about the time of the completion of the Spin-Off. The purpose of the initial borrowing is to provide working capital during the Fund’s first year of operations. The Fund currently intends to borrow money only for working capital and to repurchase its Common Stock if and to the extent authorized by its Board of Directors from time to time. The Fund does not currently intend to use the proceeds of any borrowing to purchase additional investment securities or to pay dividends to stockholders, though it retains the right to do so. The Fund reserves the right to borrow money to the extent permitted by the 1940 Act.

The Fund may lend its Alibaba Shares to generate income. Such income may be used for working capital purposes or to repurchase the Fund’s Common Stock if and to the extent authorized by its Board of Directors from time to time. The Fund has no current intention of lending its Alibaba Shares to generate income to be used to purchase additional investment securities or pay dividends to stockholders, though it retains the right to do so.

Alibaba Group Holding Limited and Alibaba ADS

Alibaba is an online and mobile commerce company that operates primarily in the People’s Republic of China (the “PRC”). As of May, 2015, Alibaba reported that it is the largest online and mobile commerce company in the world in terms of gross merchandise volume. Alibaba operates a platform for third parties, and it does not engage in direct sales, compete with merchants, or hold inventory.

In September 2014, Alibaba completed an initial public offering of the Alibaba ADS. As a public company Alibaba files reports with the U.S. Securities and Exchange Commission (the “SEC”) containing financial and other material information about its business and risks relating to its business. This information may be obtained at the SEC’s website at www.sec.gov. You should review information filed by Alibaba with the SEC because the value of the Fund’s Common Stock will be heavily dependent upon and influenced by the value of the Alibaba Shares.

The Alibaba ADS are traded on the New York Stock Exchange under the symbol “BABA.” On [●], 2015, the closing price of the Alibaba ADS on the New York Stock Exchange was $[●] per share. Each Alibaba ADS represents an ownership interest in one Alibaba Ordinary Share.

Aabaco Small Business

ASB was formed in connection with the Spin-Off and will acquire the assets and assume the liabilities relating to the business that has historically been operated by Yahoo under the name “Yahoo Small Business.”

ASB operates a cloud-based services platform that enables small business entrepreneurs to start, build, and grow their businesses. ASB provides a full set of end-to-end services for merchants to get their online businesses up and running in a matter of days. ASB allows its customers to choose from a range of prepackaged options for web hosting, domain registration, e-commerce hosting services (including merchant billing and payment solutions), and other offerings.

The Spin-Off	Yahoo has authorized a plan to spin off the Fund by distributing to the holders of Yahoo’s common stock, as a dividend, all of the Fund’s outstanding Common Stock.

Requirements for Yahoo Stockholder Participation in the Spin-Off

Holders of Yahoo’s common stock on the Record Date are not required to make any election, pay any cash or deliver any other consideration, or give up any shares of Yahoo’s common stock, to receive the Fund’s Common Stock distributable to them in the Spin-Off.

Distribution to Yahoo Stockholders

Holders of Yahoo’s common stock will receive a dividend of one share of the Fund’s Common Stock for each [●] whole share[s] of Yahoo’s common stock held by them on the Record Date. Cash will be distributed in lieu of fractional shares of the Fund’s Common Stock.

Securities to be Distributed

Based on the [●] shares of Yahoo’s common stock outstanding on [●], 2015, and the distribution ratio of one share of the Fund’s Common Stock for each [●] whole share[s] of Yahoo’s common stock, we expect that approximately [●] shares of the Fund’s Common Stock will be distributed in the Spin-Off. The shares of the Fund’s Common Stock to be distributed by Yahoo will constitute all the issued and outstanding shares of the Fund’s Common Stock immediately after the Spin-Off. The exact number of shares of the Fund’s Common Stock to be distributed in the Spin-Off will not be known until the Record Date.

The Record Date

The Record Date is 5:00 p.m., New York City time, on [●], 2015.

The Distribution Date and Effective Time of the Spin-Off

The Distribution Date of the Spin-Off is 5:00 p.m., New York City time, on [●], 2015. Yahoo intends to effect the Spin-Off on the Distribution Date.

Distribution Agent

[●], (“[●]”) serves as the Fund’s distribution agent for the Common Stock. [●] is located at [●].

Relationship Between Yahoo and the Fund Following the Spin-Off

Following the Spin-Off, the Fund and Yahoo will operate independently of each other, and neither will have any ownership interest in the other as a result of the Spin-Off. In connection with the Spin-Off, however, the Fund and Yahoo (or certain of their respective subsidiaries) are entering into agreements in order to govern the relationships between the Fund and Yahoo after the Spin-Off and to provide for an orderly transition.

The Fund will enter into a separation and distribution agreement (the “Separation and Distribution Agreement”) with Yahoo which will set forth, among other things, the principal corporate transactions required to effect the Spin-Off, the conditions to the Spin-Off, and ongoing obligations of the Fund and Yahoo following completion of the Spin-Off.

The Fund will also enter into a tax matters agreement (the “Tax Matters Agreement”) with Yahoo that will govern Yahoo’s and the Fund’s respective rights, responsibilities, and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits, and other tax matters.

Yahoo and ASB will enter into a transfer agreement (the “Transfer Agreement”) pursuant to which Yahoo will transfer to ASB substantially all of the assets exclusively relating to the business historically operated by Yahoo as “Yahoo Small Business,” subject to certain excluded assets identified in the Transfer Agreement, and ASB will assume all of the liabilities relating to such assets and business.

The Fund, Yahoo and certain of their respective subsidiaries will enter into other agreements primarily intended to facilitate the operations of ASB following the Spin-Off (the “Ancillary Agreements”). The Ancillary Agreements will provide for (1) the provision of certain technology-related services, on a transitional basis; (2) the provision of certain general and administrative services, on a transitional basis; (3) certain non-exclusive licenses for the use of certain intellectual property; and (4) ASB’s continued provision of Yahoo’s business email platform to ASB’s customers. In addition to these Ancillary Agreements, ASB will license certain content to Yahoo, and ASB will enter into an advertising reseller agreement with Yahoo.

The Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and the Ancillary Agreements will be approved by the Board of Directors of the Fund (the “Board” or the “Board of Directors,” and each member of the Board a “Director” and together the “Directors”) in accordance with requirements of the 1940 Act and certain pronouncements of the staff of the SEC thereunder.

Conditions Precedent to the Spin-Off

The Separation and Distribution Agreement will provide that the completion of the Spin-Off is subject to the satisfaction of the following conditions, each of which may be waived, in whole or in part (to the extent permitted by applicable law), by Yahoo in its sole and absolute discretion.

•	The board of directors of Yahoo shall have approved the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and any Ancillary Agreement, including the setting of the Record Date and the declaration of the dividend of the Fund’s Common Stock, which approval may be given or withheld at its sole and absolute discretion.

•	The Board of Directors of the Fund shall have approved compliance policies and procedures, and caused the Fund to enter into such agreements and take such other actions, as reasonably necessary to ensure that the Fund will not violate the United States federal securities laws.

•	The registration statement under the Securities Exchange Act of 1934 (the “1934 Act”) relating to the Fund’s Common Stock shall have become effective, with no stop order in effect with respect thereto, and with no proceedings for such purpose pending or threatened by the SEC, and this Information Statement shall have been provided to holders of Yahoo’s common stock as of the Record Date.

•	The Fund shall have registered as an investment company under the 1940 Act, such registration shall not have been withdrawn, no revocation of registration shall have been issued, and no proceeding for such purpose shall be pending or threatened by the SEC.

•	All other actions and filings necessary or appropriate under applicable federal or state securities laws and state “blue sky” laws in connection with the Spin-Off shall have been taken or made.

•	Yahoo shall have received a favorable private letter ruling from the IRS regarding certain U.S. federal income tax aspects of the Spin-Off (the “IRS Ruling”), which ruling shall remain in full force and effect, and shall not have been modified or amended in any respect adversely affecting the U.S. federal income tax treatment of the Spin-Off.

•	Yahoo shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”) (which opinion may rely upon the effectiveness and continued validity of the IRS Ruling), in form and substance reasonably acceptable to Yahoo, substantially to the effect that the Spin-Off will qualify as a tax-free transaction to Yahoo and its stockholders under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and that, for U.S. federal income tax purposes, (1) no gain or loss will be recognized by Yahoo upon the distribution of the Fund’s Common Stock in the Spin-Off, and (2) no gain or loss will be recognized by, and no amount will be included in the income of, holders of Yahoo’s common stock upon the receipt of shares of the Fund’s Common Stock in the Spin-Off (except with respect to the receipt of cash in lieu of fractional shares of the Fund’s Common Stock).

•	Yahoo shall have received an opinion from a nationally recognized valuation firm, in form and substance acceptable to Yahoo, substantially to the effect that, among other things, (1) Yahoo has adequate capital surplus under the Delaware General Corporation Law to effect the Spin-Off, and (2) after giving effect to the Spin-Off, Yahoo will be solvent.

•	The Fund’s Common Stock to be distributed pursuant to the Spin-Off and related transactions shall have been accepted for listing on [●], subject to official notice of issuance.

•	The transactions contemplated by the Transfer Agreement shall have been completed.

•	The Tax Matters Agreement and the Ancillary Agreements shall have been executed and delivered by each of the parties thereto and no party to the Tax Matters Agreement or any of the Ancillary Agreements shall be in material breach of any such agreement.

•	All governmental approvals and consents necessary to consummate the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and any Ancillary Agreement shall have been obtained and be in full force and effect.

•	No preliminary or permanent injunction or other order, decree, or ruling issued by a governmental authority, and no statute (as interpreted through orders or rules of any governmental authority duly authorized to effectuate the statute), rule, regulation, or executive order promulgated or enacted by any governmental authority shall be in effect preventing the consummation of, or materially limiting the benefits of, the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and any Ancillary Agreement.

•	No other event or development shall have occurred or failed to occur that, in the judgment of the board of directors of Yahoo in its sole discretion, prevents the consummation of the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and any Ancillary Agreement or makes the consummation of such transactions inadvisable.

Yahoo has reserved the right, in its sole and absolute discretion, to abandon or modify the terms of the Spin-Off at any time prior to the Distribution Date, even if the conditions to the Spin-Off have been satisfied.

U.S. Federal Income Tax Consequences of the Spin-Off

The completion of the Spin-Off is conditioned upon the receipt by Yahoo of the IRS Ruling, which ruling shall remain in full force and effect, and shall not have been modified or amended in any respect adversely affecting the U.S. federal income tax treatment of the Spin-Off. In addition, the Spin-Off is conditioned upon the receipt by Yahoo of an opinion of Skadden Arps to the effect that the Spin-Off will qualify as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code and that, for U.S. federal income tax purposes, (1) no gain or loss will be recognized by Yahoo upon the distribution of the Fund’s Common Stock in the Spin-Off, and (2) no gain or loss will be recognized by, and no amount will be included in the income of, holders of Yahoo’s common stock upon the receipt of shares of the Fund’s Common Stock in the Spin-Off (except with respect to the receipt of cash in lieu of fractional shares of the Fund’s Common Stock). Yahoo has reserved the right to waive these conditions in its sole and absolute discretion.

For more information regarding the opinion of Skadden Arps and the potential tax consequences of the Spin-Off to you, please see “U.S. Federal Income Tax Considerations—Material U.S. Federal Income Tax Consequences of the Spin-Off,” “Risk Factors—Risks Related to the Spin-Off—The Spin-Off could result in significant tax liabilities,” and “Risk Factors—Risks Related to the Spin-Off—The Fund may have a significant indemnity obligation to Yahoo, which is not limited in amount or subject to any cap, if the Spin-Off is treated as a taxable transaction.”

Holders of Yahoo’s common stock are urged to consult their tax advisors as to the specific tax consequences of the Spin-Off to them in light of their particular circumstances.

Management of the Fund	The Fund is internally managed by its officers and employees under the supervision of its Board of Directors. See “Management of the Fund.”

Distributions	Unlike most registered investment companies, the Fund does not anticipate making regular distributions to its stockholders. The Fund may, however, make distributions from time to time in the sole discretion of its Board of Directors.

Taxation of the Fund	Unlike most registered investment companies, the Fund is not eligible to be treated as a “regulated investment company” under the Code as a result of the Fund’s concentrated ownership of Alibaba Shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. For more information regarding the U.S. federal income tax treatment of the Fund, please see “ U.S. Federal Income Tax Considerations—U.S. Federal Income Taxation of the Fund.”

Listing and Symbol	The Fund’s Common Stock is expected to be listed on [●] under the symbol “[●],” subject to notice of issuance.

On the date of this information statement, the Fund is a wholly owned subsidiary of Yahoo. Accordingly, there is no public market for the Fund’s Common Stock. We anticipate that, beginning on or shortly before the Record Date, trading in the Fund’s Common Stock will begin on a “when-issued” basis and will continue up to and including through the Distribution Date.

Beginning on or shortly before the Record Date and continuing up to and including through the Distribution Date, Yahoo expects that there will be two markets in Yahoo’s common stock: a regular-way market and an ex-distribution market.

•	Shares of Yahoo’s common stock that trade on the regular-way market will trade with an entitlement to the Fund’s Common Stock distributed pursuant to the Spin-Off. Therefore, if you sell

Yahoo’s common stock in the regular-way market up to and including through the Distribution Date, you will be selling your right to receive the Fund’s Common Stock in the Spin-Off.

•	Shares of Yahoo’s common stock that trade on the ex-distribution market will trade without an entitlement to the Fund’s Common Stock distributed pursuant to the Spin-Off. If you own Yahoo’s common stock on the Record Date and sell those shares on the ex-distribution market up to and including through the Distribution Date, you will receive the Fund’s Common Stock that you are entitled to receive pursuant to your ownership of Yahoo’s common stock as of the Record Date.

See “The Spin-Off—Trading in Yahoo’s Common Stock Between the Record Date and Distribution Date.”

Special Risk Considerations	An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. Investment in the Fund involves special risk considerations, which are summarized below:

Risks Related to Alibaba

Alibaba is an online and mobile commerce company that operates primarily in the PRC. Immediately after the Spin-Off, Alibaba Shares are expected to represent more than 95 percent of the value of the Fund’s total assets. The Fund currently intends to continue to invest at least 80 percent of its total assets in the Alibaba Shares. As a result, the market price and net asset value of the Fund’s Common Stock will be materially impacted by the market price of Alibaba Shares, which in turn will be affected by Alibaba’s business, management, results of operations, and financial condition.

Alibaba files with the SEC reports containing financial and other material information about its business and risks relating to its business. You are encouraged to review the information set forth in Alibaba’s registration statement on Form F-1 (and the prospectus that is a part of that registration statement) and in its annual reports filed on Form 20-F for additional information about Alibaba’s business, management, results of operations, financial condition, and risks. You should also review Alibaba’s press releases and reports filed with the SEC on Form 6-K. This information may be obtained at the SEC’s website at www.sec.gov. You should review information filed by Alibaba with the SEC because the value of the Fund’s Common Stock will be heavily dependent upon and influenced by the value of the Alibaba Shares.

Risks Related to the Spin-Off

The Fund is subject to the following risk factors relating to the Spin-Off:

•	The Spin-Off could result in significant tax liabilities.

•	Yahoo and the Fund face uncertainties with respect to PRC taxation of indirect transfers of Chinese taxable property in connection with the Spin-Off.

•	The Fund may have a significant indemnity obligation to Yahoo, which is not limited in amount or subject to any cap, if the Spin-Off is treated as a taxable transaction.

•	The Fund may decide not to engage in certain transactions in order to avoid the risk of incurring significant tax-related liabilities.

•	A change in control of the Fund might be discouraged, delayed, or prevented because of the Fund’s indemnity obligation under the Tax Matters Agreement.

•	The conditions to the Spin-Off may not be satisfied or waived and the Spin-Off may not occur.

•	ASB has never operated as an independent company and its business may be unsuccessful.

•	Following the Spin-Off, the Fund will be subject to increased costs.

•	The financial information provided in this information statement may not be representative of the Fund’s actual future financial position.

Risks Related to the Fund’s Operations as an Investment Company

The Fund is subject to the following risk factors relating to its operations as an investment company:

•	Investments in the Fund may perform poorly and could result in your entire investment being lost.

•	An investment in the Fund’s Common Stock should not be considered a complete investment program.

•	The Fund’s investments in equity securities are volatile.

•	The Fund’s revenue sources may be limited following the Spin-Off.

•	The Fund’s use of borrowed money for working capital or to repurchase shares of its Common Stock could result in greater volatility and losses.

•	The Fund’s investment performance may be materially and adversely affected by economic conditions in the PRC as well as globally.

•

If the PRC government deems that the contractual arrangements in relation to Alibaba’s variable interest entities do not comply with PRC government restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, Alibaba’s business and results of operations may be impacted, which in turn may adversely affect the Fund’s investment performance.

•	There are uncertainties regarding the interpretation and enforcement of PRC laws, rules and regulations.

•	Lending the Fund’s securities to third parties may cause losses.

•	The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

•	The Fund relies on the competence and continued service of its own officers and Directors to manage the Fund.

•	As a non-diversified investment company, the Fund’s investment performance is at risk from fluctuations in Alibaba’s performance.

•	The Fund’s investments are concentrated in the online services and e-commerce industry, and risks associated with this industry may adversely affect the Fund’s investments.

•	Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

•	The Fund will face additional regulatory requirements and increased expenses if it becomes subject to regulation as a commodity pool operator.

Risks Related to the Fund’s Common Stock and the Securities Market Following the Spin-Off

The Fund is subject to the following risk factors relating to its Common Stock and the securities markets:

•	An active trading market for the Fund’s Common Stock might not develop.

•	Shares of the Fund’s Common Stock may trade at a discount from net asset value.

•	Anti-takeover provisions in the Fund’s governing documents will make it more difficult for a third party to acquire the Fund.

For a more complete discussion of the special risk considerations associated with an investment in the Fund, please see “Risk Factors.”

Custodian	[●] serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.

Transfer Agent	[●] serves as the Fund’s transfer agent and registrar with respect to the Fund’s Common Stock.

Administrator	Pursuant to an administration agreement with the Fund, [●] provides certain administrative and bookkeeping services to the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of the Fund’s Common Stock, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund has an approximate average aggregate daily net asset value of $[•] during its first full year of operations. The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Common Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	N/A
Dividend reinvestment and cash purchase plan fees(1)	None

Percentage of Net Assets Attributable to Common Stock
Annual Expenses (as a percentage of net assets attributable to the Fund’s Common Stock)(2)
Interest payments on borrowed funds(3)	[	●]%
Other expenses(4)	[	●]%

Total annual expenses	[	●]%

(1)	The Fund has not adopted a dividend reinvestment or cash purchase plan.
(2)	Net assets attributable to the Fund’s Common Stock equals total assets less total liabilities as of [●], 2015.
(3)	Assumes a cost of borrowed funds of [●] percent. This rate is an estimate and may differ based on varying market conditions and depending on the type of borrowing used. If the Fund borrows in an amount greater than $[●] (or approximately [●] percent of its total assets immediately after the Spin-Off) this amount could increase.
(4)	The “Other expenses” percentage is based on an estimate of annual expenses representing all of the Fund’s operating expenses (except fees and expenses reported in other items of this table) that will be deducted from the Fund’s operating income and reflected as operating expenses in the Fund’s statement of operations, net of interest expense, for the Fund’s first full year of operations, divided by net assets attributable to the Fund’s Common Stock as of [●], 2015.

As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in the Fund’s Common Stock, assuming (1) “Total Annual Expenses” of [●] percent of net assets attributable to the Fund’s Common Stock and (2) a five percent annual return:*

1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]

*	The example should not be considered a representation of future expenses or returns. The example assumes that the amount estimated above for “Total Annual Expenses” is accurate. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical five percent return shown in the example.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

The following unaudited pro forma statement of assets and liabilities of the Fund assumes that the Spin-Off occurred as of [●], 2015, that the distribution ratio was equal to one share of the Fund’s Common Stock for each [●] whole share[s] of Yahoo’s common stock, resulting in [●] shares of the Fund’s Common Stock outstanding, that the Alibaba Shares contributed to the Fund were valued at the closing price of the Alibaba ADS on [●], 2015, and that other assets contributed to the Fund were valued at fair value.

As of [●], 2015

	Fund (as of [●], 2015)		Pro Forma Fund
Assets:
Investment in non-controlled affiliate(1)		$0	$	[●]
Investment in controlled affiliate(1)		0		[●]
Cash		[10]		[●]

Total Assets	$	[10]	$	[●]

Liabilities:
Deferred taxes payable on unrealized appreciation(2)		$0	$	[●]
Credit Facility(3)		0		[●]

Total Liabilities		$0	$	[●]

Net Assets Attributable to Common Stockholders	$	[10]	$	[●]

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital, at $0.00001 par value per share	$	[10]	$	[●]
Net unrealized appreciation on investments		[●]		[●]

Total Net Assets	$	[10]	$	[●]

Net Asset Value Per Common Share	$	[●]	$	[●]

(1)	Investments in companies five percent or more of whose outstanding voting securities are held by the Fund are “affiliates” of the Fund as defined in Section 2(a)(3) of the 1940 Act.
(2)	Based on the $[●] closing price of Alibaba ADS on [●], 2015, the Fund’s tax basis in its Alibaba Shares and an assumed effective combined Federal and state corporate tax rate on capital gains of approximately 41 percent.
(3)	The Fund intends to enter into a credit facility (the “Credit Facility”) pursuant to which the Fund may borrow up to $[●] million. The Fund anticipates that it will initially borrow $[●] million pursuant to the Credit Facility at or about the time of the completion of the Spin-Off. See “Borrowings and Preferred Stock” below.

You can find information regarding Alibaba’s financial statements and business in Alibaba’s periodic reports filed with the SEC.

Set forth below is information with respect to Yahoo’s common stock and the Fund’s Common Stock following the Spin-Off. The following table assumes that the number of shares of the Fund’s Common Stock distributed as a dividend in connection with the Spin-Off will be based on the [●] shares of Yahoo’s common stock outstanding as of [●], 2015 and the distribution ratio of one share of the Fund’s Common Stock for each [●] whole share[s] of Yahoo’s common stock.

	Amount Authorized	Amount Held by Issuer or for its Account	Amount Outstanding
Yahoo common stock	5,000,000,000	[●]	[●]
Fund Common Stock (pro forma)	[●]	—	[●]

THE FUND

Aabaco Holdings, Inc. (the “Fund” or “we”) is a Delaware corporation and currently is a wholly owned subsidiary of Yahoo! Inc. (“Yahoo”). Yahoo has authorized a plan to spin off the Fund by distributing to the holders of Yahoo’s common stock, as a dividend, all of the Fund’s outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”). We refer to this transaction as the “Spin-Off.”

Following the Spin-Off, the Fund will be an independent, publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Immediately after the Spin-Off, the Fund’s investment assets will consist of 383,565,416 ordinary shares, par value US $0.000025 per share (the “Ordinary Shares”), of Alibaba Group Holding Limited (“Alibaba”), representing as of the date of this information statement an approximate 15 percent ownership interest in Alibaba, and a 100 percent ownership interest in Aabaco Small Business, LLC (“ASB”). The Fund will hold 290,938,700 of its Alibaba Ordinary Shares through Aabaco Holdings Hong Kong Limited (formerly, Yahoo! Hong Kong Holdings Limited) (“Aabaco Hong Kong”), a Hong Kong private company limited by shares and a wholly owned subsidiary of Yahoo that engages in no other business or operations, and owns no other assets. We sometimes refer to Alibaba’s Ordinary Shares and Alibaba’s American Depositary Shares (the “Alibaba ADS”) collectively as the “Alibaba Shares.”

Following the Spin-Off, Yahoo will not retain any ownership interest in the Fund. However, directors, officers, and employees of Yahoo who own shares of Yahoo’s common stock on the record date for the Spin-Off will receive shares of the Fund’s Common Stock in connection with the Spin-Off in the same ratio as other Yahoo stockholders.

Alibaba Group Holding Limited and Alibaba ADS

Alibaba is an online and mobile commerce company that operates primarily in the People’s Republic of China (the “PRC”). As of May, 2015, Alibaba reported that it is the largest online and mobile commerce company in the world in terms of gross merchandise volume. Alibaba operates a platform for third parties, and it does not engage in direct sales, compete with merchants, or hold inventory.

In September 2014, Alibaba completed an initial public offering of the Alibaba ADS. As a public company Alibaba files reports with the U.S. Securities and Exchange Commission (the “SEC”) containing financial and other material information about its business and risks relating to its business. This information may be obtained at the SEC’s website at www.sec.gov. You should review information filed by Alibaba with the SEC because the value of the Fund’s Common Stock will be heavily dependent upon and influenced by the value of Alibaba ADS.

The Alibaba ADS are traded on the New York Stock Exchange under the symbol “BABA.” On [●], 2015, the closing price of the Alibaba ADS on the New York Stock Exchange was $[●] per share. Each Alibaba ADS represents one Alibaba Ordinary Share. The Alibaba Ordinary Shares are not listed for trading on the New York Stock Exchange or any other national securities exchange. Accordingly, in order to sell Alibaba Ordinary Shares through the New York Stock Exchange or to lend them to investors, the Fund must first deposit them with Citibank, N.A. Hong Kong branch, as custodian for Citibank, N.A. (the “Depositary”) in exchange for Alibaba ADS and then sell or lend the Alibaba ADS.

Aabaco Small Business

ASB was formed in connection with the Spin-Off and will acquire the assets and assume the liabilities relating to the business that has historically been operated by Yahoo under the name “Yahoo Small Business.”

ASB operates a cloud-based services platform that enables small business entrepreneurs to start, build, and grow their businesses. ASB provides a full set of end-to-end services for merchants to get their online businesses up and running in a matter of days. ASB allows its customers to choose from a range of prepackaged options for web hosting, domain registration, e-commerce hosting services (including merchant billing and payment solutions), and other offerings. Its offerings, which are generally tailored to the online needs of small and medium-size businesses (“SMBs”), comprise four main groups of products: Web Hosting, E-Commerce, Localworks, and Small Business Advisor. ASB generates revenue principally from user fees paid by SMBs for its core Web Hosting and E-Commerce offerings. It is currently anticipated that ASB will have approximately 140-150 full-time employees at the time of the Spin-Off.

THE SPIN-OFF

Yahoo has authorized a plan to spin off the Fund by distributing to the holders of its common stock, as a dividend, all of the Fund’s outstanding Common Stock.

Distribution to Yahoo Stockholders

Holders of Yahoo’s common stock will receive a dividend of one share of the Fund’s Common Stock for each [●] whole share[s] of Yahoo’s common stock held by them on the Record Date. Holders of Yahoo’s common stock will not receive any fractional shares of the Fund’s Common Stock. Instead, the distribution agent will aggregate fractional shares into whole shares, sell the whole shares in the open market at prevailing market prices, and distribute the aggregate cash proceeds (net of discounts and commissions) of the sales pro rata to registered holders of Yahoo’s common stock who held such shares on the Record Date (based on the fractional share each such holder would otherwise have been entitled to receive in the distribution). The distribution agent, in its sole discretion, without any influence by the Fund or Yahoo, will determine when, how, and through which broker-dealer to sell the whole shares. Any broker-dealer used by the distribution agent will not be an affiliate of either the Fund or Yahoo. Neither the Fund nor Yahoo will be able to guarantee any minimum sale price in connection with the sale of these shares. Recipients of cash in lieu of fractional shares will not be entitled to any interest on amounts paid in lieu of fractional shares.

The aggregate net cash proceeds of these sales will be taxable for U.S. federal income tax purposes. See the section entitled “U.S. Federal Income Tax Considerations—Material U.S. Federal Income Tax Consequences of the Spin-Off.” If you are a registered holder of Yahoo’s common stock and are entitled to receive a payment in lieu of fractional shares, you will receive a check from the distribution agent in an amount equal to your pro rata share of the aggregate net cash proceeds of the sales. The Fund estimates that it will take approximately two-weeks from the Distribution Date for the distribution agent to complete the distributions of the aggregate net cash proceeds. If you hold your shares of Yahoo’s common stock through a bank or brokerage firm and are entitled to receive a payment in lieu of fractional shares, your bank or brokerage firm will receive, on your behalf, your pro rata share of the aggregate net cash proceeds of the sales, and will electronically credit your account for your share of such proceeds.

Results of the Spin-Off

Based on [●] shares of Yahoo’s common stock outstanding on [●], 2015, and the distribution ratio of one share of the Fund’s Common Stock for each [●] whole share[s] of Yahoo’s common stock, the Fund expects to have outstanding approximately [●] shares of its Common Stock immediately after the Spin-Off. The actual number of shares of the Fund’s Common Stock to be distributed in the Spin-Off will depend on the actual number of whole shares of Yahoo’s common stock outstanding on the Record Date.

Immediately following the Spin-Off, the Fund expects to have approximately [●] stockholders of record based on the number of stockholders of record of Yahoo’s common stock on [●], 2015.

Manner of Effecting the Spin-Off

Yahoo is effecting the Spin-Off by distributing to holders of its common stock as a dividend one whole share of the Fund’s Common Stock for each [●] whole share[s] of Yahoo’s common stock held by a Yahoo stockholder as of the Record Date.

Stockholders of Yahoo are not being asked to take any action in connection with the Spin-Off. No stockholder approval of the Spin-Off is required or being sought. Neither Yahoo nor the Fund is asking you for a proxy, and you are requested not to send the Fund a proxy. You are not required to pay any consideration or give up any portion of your Yahoo common stock to receive shares of the Fund’s Common Stock in the Spin-Off.

Following the Record Date and on or prior to the Distribution Date, Yahoo will deliver all of the issued and outstanding shares of the Fund’s Common Stock to the distribution agent. If you own shares of Yahoo’s common stock on the Record Date, the shares of the Fund’s Common Stock that you are entitled to receive in the Spin-Off will be issued electronically, as of the Distribution Date, to you or your bank or brokerage firm on your behalf in direct registration in book-entry form, which we expect to occur within one business day of the Distribution Date. If you hold physical certificates that represent your shares of Yahoo’s common stock, or you hold your shares in direct registration in book-entry form, and you are the registered holder of such shares, the distribution agent or the transfer agent will then mail you a direct registration account statement that indicates the number of shares of the Fund’s Common Stock that have been registered in book-entry form in your name. Registration in book-entry form refers to a method of recording share ownership when no physical share certificates are issued to stockholders, as is the case in the Spin-Off. If any stockholder of Yahoo sells shares of Yahoo’s common stock on the regular-way market up to and including through the Distribution Date, then the buyer of those shares, and not the seller, will become entitled to receive the shares of the Fund’s Common Stock issuable in respect of the shares sold.

Most Yahoo stockholders hold their common stock through a bank or brokerage firm. In such cases, the bank or brokerage firm would be said to hold the shares in “street name,” and ownership would be recorded on the bank or brokerage firm’s books. If you hold your shares of Yahoo’s common stock through a bank or brokerage firm, your bank or brokerage firm will credit your account for the Fund Common Stock you are entitled to receive in the Spin-Off and will receive, on your behalf, your pro rata share of the aggregate net cash proceeds from the sale of any fractional shares, and will electronically credit your account for your share of such proceeds. If you have any questions concerning the mechanics of having the Fund’s Common Stock held in “street name,” please contact your bank or brokerage firm.

Effective Time of the Spin-Off

Yahoo intends to effect the Spin-Off on the Distribution Date.

Listing, Trading and Market of the Fund’s Common Stock

On the date of this information statement, the Fund is a wholly owned subsidiary of Yahoo. Accordingly, there is no public market for the Fund’s Common Stock. The Fund has applied to list its Common Stock on [●] under the symbol “[●].” The Fund cannot predict the price at which its Common Stock will trade after the Spin-Off. In fact, the combined trading prices, after the Spin-Off, of the shares of the Fund’s Common Stock that Yahoo stockholders will receive in the Spin-Off and the related shares of Yahoo’s common stock held at the record date may not equal the regular-way trading price of such shares of Yahoo’s common stock immediately prior to the Spin-Off. The price at which the Fund’s Common Stock trades may fluctuate significantly, particularly until an orderly public market develops. Shares of closed-end investment companies like the Fund frequently trade at a discount from net asset value. Trading prices of the Fund’s Common Stock will be determined in the public markets and may be influenced by many factors. See the section entitled “Risk Factors—Risks Related to the Fund’s Common Stock and the Securities Market Following the Spin-Off.”

Trading Prior to the Record Date

Prior to the Record Date, Yahoo’s common stock will continue to trade on the Nasdaq Global Select Market in the regular way. Therefore, if you own shares of Yahoo’s common stock and sell those shares prior to the Record Date, so that you are not the record holder of such shares on the Record Date, you will also be selling your opportunity to receive shares of the Fund’s Common Stock that would have been distributed to you in the Spin-Off with respect to the shares of Yahoo’s common stock you sell.

Trading in Yahoo’s Common Stock Between the Record Date and Distribution Date

Beginning on or shortly before the Record Date, and continuing up to and including through the Distribution Date, Yahoo expects that there will be two markets in Yahoo’s common stock: a regular-way market and an ex-distribution market.

•	Shares of Yahoo’s common stock that trade on the regular-way market will trade with an entitlement to the Fund’s Common Stock distributed pursuant to the Spin-Off. Therefore, if you sell Yahoo’s common stock in the regular-way market up to and including through the Distribution Date, you will be selling your right to receive the Fund’s Common Stock in the Spin-Off.

•	Shares of Yahoo’s common stock that trade on the ex-distribution market will trade without an entitlement to the Fund’s Common Stock distributed pursuant to the Spin-Off. If you own Yahoo’s common stock on the Record Date and sell those shares on the ex-distribution market up to and including through the Distribution Date, you will receive the Fund’s Common Stock that you are entitled to receive pursuant to your ownership, as of the Record Date, of Yahoo’s common stock.

On the first trading day following the Distribution Date, Yahoo’s common stock will trade on the regular-way market without an entitlement to the Fund’s Common Stock.

Trading in the Fund’s Common Stock Between the Record Date and Distribution Date

We anticipate that, beginning on or shortly before the Record Date, trading in the Fund’s Common Stock will begin on a when-issued basis and will continue up to and including through the Distribution Date. This type of trading refers to a sale or purchase of the Fund’s Common Stock made conditionally on or before the Distribution Date, because the Fund’s Common Stock has not yet been distributed. If you own Yahoo’s common stock on the Record Date you will be entitled to the Fund’s Common Stock distributed pursuant to the Spin-Off. You may trade this entitlement to shares of the Fund’s Common Stock, without trading Yahoo’s common stock you own, on the when-issued market. On the first trading day following the Distribution Date, when-issued trading with respect to the Fund’s Common Stock will end, and the Fund’s Common Stock will begin regular-way trading on [●] under the symbol “[●].”

Conditions Precedent to the Spin-Off

The Separation and Distribution Agreement will provide that the completion of the Spin-Off is subject to the satisfaction of the following conditions, each of which may be waived, in whole or in part (to the extent permitted by applicable law), by Yahoo in its sole and absolute discretion.

•	The board of directors of Yahoo shall have approved the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and any Ancillary Agreement (each as defined below), including the setting of the Record Date and the declaration of the dividend of the Fund’s Common Stock, which approval may be given or withheld at its sole and absolute discretion.

•	The Board of Directors of the Fund (the “Board” or the “Board of Directors,” and each member of the Board a “Director” and together the “Directors”) shall have approved compliance policies and procedures, and caused the Fund to enter into such agreements, and take such other actions as reasonably necessary to ensure that the Fund will not violate the United States federal securities laws.

•	The registration statement under the Securities Exchange Act of 1934 (the “1934 Act”) relating to the Fund’s Common Stock shall have become effective, with no stop order in effect with respect thereto, and with no proceedings for such purpose pending or threatened by the SEC, and this Information Statement shall have been provided to holders of Yahoo’s common stock as of the Record Date.

•	The Fund shall have registered as an investment company under the 1940 Act, such registration shall not have been withdrawn, no revocation of registration shall have been issued, and no proceeding for such purpose shall be pending or threatened by the SEC.

•	All other actions and filings necessary or appropriate under applicable federal or state securities laws and state “blue sky” laws in connection with the Spin-Off shall have been taken or made.

•	Yahoo shall have received a favorable private letter ruling from the IRS regarding certain U.S. federal income tax aspects of the Spin-Off (the “IRS Ruling”), which ruling shall remain in full force and effect, and shall not have been modified or amended in any respect adversely affecting the U.S. federal income tax treatment of the Spin-Off.

•	Yahoo shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”) (which opinion may rely upon the effectiveness and continued validity of the IRS Ruling), in form and substance reasonably acceptable to Yahoo, substantially to the effect that the Spin-Off will qualify as a tax-free transaction to Yahoo and its stockholders under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and that, for U.S. federal income tax purposes, (1) no gain or loss will be recognized by Yahoo upon the distribution of the Fund’s Common Stock in the Spin-Off, and (2) no gain or loss will be recognized by, and no amount will be included in the income of, holders of Yahoo’s common stock upon the receipt of shares of the Fund’s Common Stock in the Spin-Off (except with respect to the receipt of cash in lieu of fractional shares of the Fund’s Common Stock).

•	Yahoo shall have received an opinion from a nationally recognized valuation firm, in form and substance acceptable to Yahoo, substantially to the effect that, among other things, (1) Yahoo has adequate capital surplus under the Delaware General Corporation Law to effect the Spin-Off, and (2) after giving effect to the Spin-Off, Yahoo will be solvent.

•	The Fund’s Common Stock to be distributed pursuant to the Spin-Off and related transactions shall have been accepted for listing on [●], subject to official notice of issuance.

•	The transactions contemplated by the Transfer Agreement shall have been completed.

•	The Tax Matters Agreement and the Ancillary Agreements shall have been executed and delivered by each of the parties thereto and no party to the Tax Matters Agreement or any of the Ancillary Agreements shall be in material breach of any such agreement.

•	All governmental approvals and consents necessary to consummate the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and any Ancillary Agreement shall have been obtained and be in full force and effect.

•	No preliminary or permanent injunction or other order, decree, or ruling issued by a governmental authority, and no statute (as interpreted through orders or rules of any governmental authority duly authorized to effectuate the statute), rule, regulation, or executive order promulgated or enacted by any governmental authority shall be in effect preventing the consummation of, or materially limiting the benefits of, the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and any Ancillary Agreement.

•

No other event or development shall have occurred or failed to occur that, in the judgment of the board of directors of Yahoo in its sole discretion, prevents the consummation of the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement, the Tax Matters Agreement,

the Transfer Agreement, and any Ancillary Agreement, or makes the consummation of such transactions inadvisable.

Yahoo has reserved the right, in its sole and absolute discretion, to abandon or modify the terms of the Spin-Off at any time prior to the Distribution Date, even if the conditions to the Spin-Off have been satisfied.

Amount and Source of Funds for Expenses Relating to the Spin-Off

It is expected that Yahoo will incur an aggregate of $[●] million in expenses in connection with the Spin-Off. Except as otherwise expressly set forth in the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement or any Ancillary Agreement, or as otherwise agreed by Yahoo and the Fund, all out-of-pocket fees, costs and expenses paid or incurred in connection with the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement will be borne by the company incurring such fees, costs or expenses.

Transferability of Shares of the Fund’s Common Stock You Receive

Shares of the Fund’s Common Stock distributed to Yahoo stockholders will be freely transferable, except for shares received by persons who may be deemed to be “affiliates” of the Fund under the Securities Act of 1933 (the “1933 Act”). Persons who may be deemed to be affiliates of the Fund after the Spin-Off generally include individuals or entities that control, are controlled by, or are under common control with the Fund, and may include Directors and certain officers or principal stockholders of the Fund. Affiliates of the Fund will be permitted to sell their shares of the Fund’s Common Stock only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as the exemptions afforded by Rule 144.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, under which Yahoo is incorporated, holders of Yahoo’s common stock will not have appraisal rights in connection with the Spin-Off.

Reasons for Providing this Information Statement

This information statement is being provided solely to give information about the Fund to Yahoo stockholders who will receive shares of the Fund’s Common Stock in the Spin-Off. The Fund believes that the information contained in this information statement is accurate as of the date set forth on the cover. Changes to the information contained in this information statement may occur after that date, and neither the Fund nor Yahoo undertake to update the information except in the normal course of their respective public disclosure obligations and practices.

Relationship Between Yahoo and the Fund Following the Spin-Off

Following the Spin-Off, the Fund and Yahoo will operate independently of each other, and neither will have any ownership interest in the other as a result of the Spin-Off. However, directors, officers, and employees of Yahoo who own shares of Yahoo’s common stock on the Record Date will receive shares of the Fund’s Common Stock in connection with the Spin-Off in the same ratio as other Yahoo stockholders.

In connection with the Spin-Off, the Fund and Yahoo (or certain of their respective subsidiaries) are entering into agreements in order to govern the relationships between the Fund and Yahoo (and certain of their respective subsidiaries) after the Spin-Off, and to provide for an orderly transition. The Fund will enter into a separation and distribution agreement (the “Separation and Distribution Agreement”) with Yahoo which will set forth, among other things, the principal corporate transactions required to effect the Spin-Off, the conditions to the Spin-Off, and ongoing obligations of the Fund and Yahoo following completion of the Spin-Off. The Fund will also enter into a tax matters agreement (the “Tax Matters Agreement”) with Yahoo that will govern Yahoo’s and the Fund’s respective rights, responsibilities, and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits, and other tax matters. Yahoo and ASB will enter into a Transfer Agreement (the “Transfer Agreement”) pursuant to which Yahoo will transfer to ASB substantially all of the assets exclusively relating to the business historically operated by Yahoo as “Yahoo Small Business,” subject to certain excluded assets identified in the Transfer Agreement, and ASB will assume all of the liabilities relating to such assets and business. The Fund, Yahoo and certain of their respective subsidiaries will enter into other agreements primarily intended to facilitate the operations of ASB following the Spin-Off (the “Ancillary Agreements”).

Separation and Distribution Agreement

The Separation and Distribution Agreement will contain the key provisions relating to the separation of the assets, liabilities, and businesses of the Fund from Yahoo (the “Separation”). It also will set forth certain ongoing obligations of Yahoo and the Fund that will continue after the completion of the Separation. For purposes of the Separation and Distribution Agreement: (1) the “Fund Entities” means the Fund and each of its subsidiaries, and (2) the “Yahoo Entities” means Yahoo and each of Yahoo’s subsidiaries other than the Fund Entities.

Transfers of Assets and Assumption of Liabilities. The Separation and Distribution Agreement will allocate, to the extent not previously accomplished pursuant to the Transfer Agreement, the assets and liabilities of Yahoo and its subsidiaries between the Fund Entities and the Yahoo Entities, and will describe when and how any required transfers and assumptions of assets and liabilities will occur.

Termination of Intercompany Agreements. Effective as of the Distribution Date, all agreements between any member of the Yahoo Entities, on the one hand, and any member of the Fund Entities, on the other hand, existing prior to the Spin-Off (excluding the Separation and Distribution Agreement, any agreements identified in the applicable schedule to the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement, and the Ancillary Agreements) will be terminated.

Settlement of Intercompany Accounts. Any receivables, payables, or loans between any member of the Yahoo Entities, on the one hand, and any member of the Fund Entities, on the other hand, existing prior to the Spin-Off will be satisfied and/or settled in cash or otherwise canceled.

The Spin-Off. The Separation and Distribution Agreement also will govern the rights and obligations of Yahoo and the Fund regarding the Spin-Off. On the Distribution Date, Yahoo will cause the distribution agent to distribute, on a pro rata basis, all of the issued and outstanding shares of the Fund’s Common Stock to Yahoo stockholders who held Yahoo’s common stock as of the Record Date.

Access to Information. The Separation and Distribution Agreement will provide that for 18 months following the Distribution Date, Yahoo and the Fund will afford each other access to certain information, subject to appropriate restrictions for classified, privileged, or confidential information, and to preserve the completeness and integrity of the information. In addition, for 18 months after the Distribution Date, each of Yahoo and the Fund will use commercially reasonable efforts to cooperate and consult with each other in connection with any legal, administrative, or other proceeding, investigation, information request, or examination in which the other party may become involved, as may be reasonably required.

Releases, Allocation of Liabilities, and Indemnification. The Separation and Distribution Agreement will provide for a full and complete release and discharge of all liabilities existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or before the Separation, between or among any member of the Yahoo Entities and any member of the Fund Entities, except as expressly set forth in the Separation and Distribution Agreement.

The Separation and Distribution Agreement will provide that:

(1)	the Fund will indemnify each member of the Yahoo Entities, each affiliate of such member, and each of their respective current and former stockholders, members, directors, officers, managers, agents, and employees against any and all losses (other than losses that are expressly covered by the Tax Matters Agreement) relating to:

a)	liabilities arising out of the Fund’s businesses, and

b)	any breach by any member of the Fund Entities of any provision of the Separation and Distribution Agreement, the Transfer Agreement, or any Ancillary Agreement; and

(2)	Yahoo will indemnify each member of the Fund Entities, each affiliate of such member, and each of their respective current and former stockholders, members, directors, officers, managers, agents, and employees against any and all losses (other than losses that are expressly covered by the Tax Matters Agreement) relating to:

a)	liabilities arising out of Yahoo’s businesses, and

b)	any breach by any member of the Yahoo Entities of any provision of the Separation and Distribution Agreement, the Transfer Agreement, or any Ancillary Agreement.

The Separation and Distribution Agreement will provide Yahoo with the right to control the litigation and settlement of certain litigation matters that were asserted against a member of each of the Yahoo Entities and the Fund Entities, or that relate to certain aspects of ASB’s business, and that were asserted before the Separation, as well as certain other litigation matters that were asserted before, or are asserted after, the Separation. The Separation and Distribution Agreement also will provide for the allocation of liabilities and expenses between Yahoo and the Fund with respect to these matters. It also will establish procedures with respect to claims subject to indemnification, insurance claims, and related matters.

Indemnification with respect to taxes will be governed by the Tax Matters Agreement.

Expenses. Except as otherwise expressly set forth in the Separation and Distribution Agreement, the Tax Matters Agreement, the Transfer Agreement or any Ancillary Agreement, or as otherwise agreed by Yahoo and the Fund, all out-of-pocket fees, costs and expenses paid or incurred in connection with the Spin-Off and the other transactions contemplated by the Separation and Distribution Agreement will be borne by the company incurring such fees, costs or expenses.

Tax Matters Agreement

The Tax Matters Agreement will govern Yahoo’s and the Fund’s respective rights, responsibilities, and obligations with respect to taxes and tax benefits, the preparation and filing of tax returns, the control of tax contests and audits, and other tax matters. For purposes of the Tax Matters Agreement: (1) the “Fund Group” means the Fund and each of its subsidiaries, and (2) the “Yahoo Group” means Yahoo and each of Yahoo’s subsidiaries other than the members of the Fund Group. As used in this summary, the term “taxes” means U.S. federal, state and local taxes, and foreign taxes, together with any interest, penalties, additions to tax, or additional amounts in respect of such taxes, and the term “Tax-related losses” generally refers to losses arising from the failure of the Spin-Off and related restructuring transactions to be tax-free to Yahoo, the Fund, their respective subsidiaries, and Yahoo stockholders.

Under the Tax Matters Agreement, except as described below, Yahoo will be allocated (1) all taxes attributable to members of the Yahoo Group, and all taxes attributable to members of the Fund Group for a pre-Spin-Off tax period (or the pre-Spin-Off portion of a straddle tax period), that are reported on any tax return that includes one or more members of the Yahoo Group and one or more members of the Fund Group, (2) all taxes attributable to members of the Yahoo Group that are reported on any tax return that includes only members of the

Yahoo Group, and (3) all taxes attributable to Aabaco Hong Kong for a pre-Spin-Off tax period (or the pre-Spin-Off portion of a straddle tax period). Generally, except as described below, the Fund will be allocated (1) all taxes attributable to members of the Fund Group for a post-Spin-Off tax period (or the post-Spin-Off portion of a straddle tax period) that are reported on any tax return that includes one or more members of the Yahoo Group and one or more members of the Fund Group, and (2) all taxes attributable to members of the Fund Group that are reported on any tax return that includes only members of the Fund Group (other than taxes attributable to Aabaco Hong Kong for a pre-Spin-Off tax period (or the pre-Spin-Off portion of a straddle tax period)).

Notwithstanding the foregoing, the following special rules will apply:

•	In general, except as otherwise described below, the Fund will be allocated any taxes and Tax-related losses resulting from the Spin-Off and related restructuring transactions.

•	Without limiting the generality of the foregoing, the Fund will be allocated any taxes and Tax-related losses resulting from the Spin-Off and related restructuring transactions that (1) result primarily from, individually or in the aggregate, any breach by the Fund of any of its representations and covenants described below, or (2) result from the application of Section 355(e) of the Code to the Spin-Off as a result of the treatment of the Spin-Off as part of a plan (or series of related transactions) pursuant to which one or more persons acquire, directly or indirectly, stock representing a 50 percent or greater interest in the stock of the Fund. In addition, the Fund will be allocated any taxes and Tax-related losses that result from the application of China’s tax rules on indirect share transfers, Bulletin 7 (as defined below), to the Spin-Off and related restructuring transactions.

•	Yahoo will be allocated any taxes and Tax-related losses resulting from the Spin-Off and related restructuring transactions that (1) result primarily from, individually or in the aggregate, any breach by Yahoo of any of its representations and covenants described below, or (2) result from the application of Section 355(e) of the Code to the Spin-Off as a result of the treatment of the Spin-Off as part of a plan (or series of related transactions) pursuant to which one or more persons acquire, directly or indirectly, stock representing a 50 percent or greater interest in the stock of Yahoo.

•	Yahoo and the Fund will each be allocated 50 percent of any transfer taxes arising from the Spin-Off and related restructuring transactions.

Yahoo will be responsible for preparing and filing all tax returns that include one or more members of the Yahoo Group plus one or more members of the Fund Group. In addition, each party will be responsible for preparing and filing tax returns that include only members of such party’s group. On any tax return for which the Fund is responsible, the Fund and the members of the Fund Group will be required to allocate tax items between such tax return and any related tax return for which Yahoo is responsible that is filed with respect to the same tax year in a manner that is consistent with the reporting of such tax items on the tax return prepared by Yahoo. The parties will be required to file all tax returns in a manner consistent with the IRS Ruling and the tax opinion delivered to Yahoo in connection with the Spin-Off. Further, under the Tax Matters Agreement, amended tax returns with respect to the Fund Group may only be filed by the party responsible for filing the original tax return, and the consent of Yahoo will be required with respect to the filing of any amended tax return by the Fund that is likely to increase the taxes or indemnity obligations of Yahoo by more than a de minimis amount (unless the Fund otherwise agrees to pay such incremental taxes or obligations).

Generally, each party will be entitled to any refunds, credits, or offsets of taxes allocated to and paid by such party pursuant to the Tax Matters Agreement. If the Fund requests in writing that Yahoo obtain a refund, credit, or offset of taxes with respect to the carryback of any tax attribute of the Fund or the members of the Fund Group to a pre-Spin-Off tax period, Yahoo will be required to take reasonable measures to obtain a refund, credit, or offset of taxes with respect to such carryback; however, the Fund will only be entitled to such refund, credit, or offset of taxes attributable (on a “last dollar” basis) to such carryback and only to the extent such refund, credit, or offset is received by Yahoo, and such amount will be net of any out-of-pocket costs, expenses, or increase in taxes incurred by Yahoo with respect to the receipt or accrual thereof.

Each of Yahoo and the Fund generally will have the authority to respond to and control all tax proceedings, including tax audits, involving any taxes reported on tax returns for which it is responsible under the Tax Matters Agreement, and the other company will have the right to participate, at its own cost and expense, in such tax proceedings to the extent such proceedings could result in a tax liability for which such other company may be liable under the Tax Matters Agreement. Notwithstanding the foregoing, Yahoo and the Fund will have the authority to jointly control all proceedings, including tax proceedings, involving any taxes or Tax-related losses arising from the Spin-Off or related restructuring transactions. The Tax Matters Agreement will also provide for the exchange of information for tax matters (and confidentiality protections related to such exchanged information), the retention of records that may affect the tax liabilities of the parties, and cooperation between Yahoo and the Fund with respect to tax matters.

The parties will be subject to specified restrictive covenants with respect to the Spin-Off and related restructuring transactions. In general, Yahoo, the Fund, and certain of their respective subsidiaries will be prohibited from taking, or failing to take, any action following the Spin-Off if such action or failure to act:

•	would be inconsistent with or prevent certain restructuring transactions related to the Spin-Off from qualifying for tax-free treatment to Yahoo and its subsidiaries for U.S. federal income tax purposes;

•	would be inconsistent with or prevent the Spin-Off from qualifying as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code to Yahoo, its subsidiaries, and the Yahoo stockholders (except with respect to the distribution of cash in lieu of fractional shares of the Fund’s Common Stock); or

•	would be inconsistent with, or otherwise cause any person to be in breach of, any representation, covenant, or material statement made in connection with the IRS Ruling or the tax opinion delivered to Yahoo in connection with the Spin-Off.

Further, each party will represent that the representations and material statements made in connection with the IRS Ruling or the tax opinion delivered to Yahoo in connection with the Spin-Off, to the extent related to such party and its subsidiaries, are true, correct, and complete in all material respects. In addition, the parties will be prohibited from taking any position for tax purposes that is inconsistent with the tax opinion delivered to Yahoo in connection with the Spin-Off.

The parties will indemnify each other (and certain related persons) for taxes and losses allocated to them under the Tax Matters Agreement, and for taxes and losses arising from a breach of their respective covenants and obligations under the Tax Matters Agreement.

Transfer Agreement

Yahoo and ASB will enter into a Transfer Agreement pursuant to which Yahoo will transfer to ASB substantially all of the assets exclusively relating to the business historically operated by Yahoo as “Yahoo Small Business,” subject to certain excluded assets identified in the Transfer Agreement.

In addition, ASB will assume all liabilities arising from, related to, imposed under or pursuant to the acquired assets or business historically operated as Yahoo Small Business whether arising from or related to any period prior to, on, or after the closing of the transfers, subject to specified retained liabilities identified in the Transfer Agreement.

The Transfer Agreement will provide for ASB to employ those employees of Yahoo whose employment primarily relates to the business historically operated as Yahoo Small Business, and will provide for other matters relating to the employment by ASB of such employees.

The closing of the transfers will be held at a time and date determined by Yahoo in its sole and absolute discretion. Conditions to the closing of the transfers will include: (1) receipt of all governmental approvals, and

(2) absence of laws, orders, or actions that, or that seek to, enjoin or otherwise prohibit the consummation of the transfers. These conditions may be waived by Yahoo in its sole and absolute discretion.

Ancillary Agreements

The Ancillary Agreements that will be entered into by the Fund, Yahoo and certain of their respective subsidiaries will include:

•	Technology Transition Services Agreement

•	G&A Transition Services Agreement

•	Intellectual Property License Agreement

•	Mail Services Agreement

The Ancillary Agreements will provide for (1) the provision of certain technology-related services, on a transitional basis; (2) the provision of certain general and administrative services, on a transitional basis; (3) certain non-exclusive licenses for the use of certain intellectual property; and (4) ASB’s continued provision of Yahoo’s business email platform to ASB’s customers.

In addition to these Ancillary Agreements, ASB will license certain content to Yahoo, and ASB will enter into an advertising reseller agreement with Yahoo.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek returns for its stockholders primarily through owning the Alibaba Shares. Based on the closing market price of Alibaba ADS on the New York Stock Exchange on [●], 2015, the Fund anticipates that the value of its Alibaba Shares will exceed 95 percent of the value of its total assets immediately after the Spin-Off is completed. The Fund’s investment objective is not fundamental and may be changed without stockholder approval, although the Fund will provide stockholders with at least 60 days’ notice before implementing any change to its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies

The Fund will seek to achieve its investment objective by continuing to invest at least 80 percent of its total assets in Alibaba Shares under normal market conditions. This policy is not fundamental and may be changed without stockholder approval, although the Fund will provide its stockholders with at least 60 days’ notice before implementing any change to this investment policy. The Fund has no current intention of investing less than 80 percent of its total assets in the Alibaba Shares. Because the Fund’s investment policy is to invest at least 80 percent of its total assets in the Alibaba Shares, an investment in the Fund is particularly subject to risks relating to Alibaba. See “Risk Factors.”

The Fund’s investment in the Alibaba Shares will cause it to be a non-diversified investment company and to concentrate its investments in securities issued by companies in the online services and e-commerce industry. As a result, the 1940 Act requires the Fund to obtain stockholder approval to invest less than 25 percent of its total assets in companies in the online services and e-commerce industry. The Fund has no current intention of investing less than 25 percent of its total assets in companies in the online services and e-commerce industry.

Unlike most registered investment companies, the Fund is not eligible to be treated as a “regulated investment company” under the Code, as a result of the Fund’s concentrated ownership of Alibaba Shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. As a result, the Fund will take into account the tax consequences of any change to its investment portfolio.

Compliance with any percentage limitations in the Fund’s investment policies will be determined at the time of investment. The Fund will not be required to purchase or sell securities to comply with such percentage limitations due to changes in the value of its investments.

Borrowed Money

The Fund intends to enter into the Credit Facility pursuant to which the Fund may borrow up to $[●] million. The Fund anticipates that it will initially borrow $[•] million pursuant to the Credit Facility at or about the time of the completion of the Spin-Off. The purpose of the initial borrowing is to provide working capital during the Fund’s first year of operations. The Fund currently intends to borrow money only for working capital and to repurchase its Common Stock if and to the extent authorized by its Board of Directors from time to time. The Fund does not currently intend to use the proceeds of any borrowing to purchase additional investment securities or to pay dividends to stockholders, though it retains the right to do so. The Fund reserves the right to borrow money to the extent permitted by the 1940 Act. For more information regarding the Fund’s borrowings, please see “Borrowings and Preferred Stock—Borrowings.”

Loans of Portfolio Securities

The Fund may lend its Alibaba Shares to generate income. Such income may be used for working capital purposes or to repurchase the Fund’s Common Stock if and to the extent authorized by its Board of Directors from time to time. The Fund has no current intention of lending its Alibaba Shares to generate income to be used to purchase additional investment securities or pay dividends to stockholders, though it retains the right to do so.

Consistent with applicable regulatory requirements, the Fund may lend Alibaba Shares to broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are earmarked or segregated pursuant to applicable regulations, and that are at least equal to the market value, determined daily, of the loaned Alibaba Shares. Any loans of the Alibaba Shares by the Fund will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned Alibaba Shares to exceed one-third of the value of the Fund’s total assets.

A loan of Alibaba Shares generally may be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned Alibaba Shares within five days after receipt of notice, the Fund could use the collateral to purchase replacement Alibaba Shares while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery, and in some cases even loss of rights in the collateral should the borrower of the Alibaba Shares fail financially. However, loans of Alibaba Shares will be made only to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis.

Upon termination of the loan, the borrower is required to return the Alibaba Shares to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned Alibaba Shares pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the Alibaba Shares. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with a loan of its Alibaba Shares.

The Alibaba Ordinary Shares are not listed for trading on the New York Stock Exchange or any other national securities exchange. In order to lend Alibaba Ordinary Shares to investors, the Fund must first deposit them with the Depositary in exchange for Alibaba ADS and then lend the Alibaba ADS.

Hedging and Derivative Instruments

The Fund has adopted a policy of not seeking to hedge risks related to its investment in the Alibaba Shares because the Fund seeks returns based on its investment in the Alibaba Shares. As a result, the Fund currently does not anticipate investing in derivative instruments or using them for hedging purposes, although the Fund retains the right to do so.

Fundamental Investment Restrictions

The Fund has adopted restrictions and policies relating to the investment of its assets and its activities. As required by the 1940 Act, certain of the restrictions are fundamental and may not be changed without the approval of a 1940 Act Majority of the Fund’s outstanding voting securities, including the approval of a 1940 Act Majority of the Fund’s outstanding shares of preferred stock, if any, voting as a separate class. A “1940 Act

Majority” means the lesser of (a) 67 percent or more of the Fund’s outstanding voting securities present at a stockholders meeting, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy at the meeting, or (b) more than 50 percent of the Fund’s outstanding voting securities. Under these fundamental investment restrictions, the Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that Fund will concentrate its investments in companies operating in the online services and e-commerce industry.

2.	Borrow money, except as permitted under the 1940 Act.

3.	Issue senior securities to the extent such issuance would violate the 1940 Act.

4.	Purchase or hold real estate, other than for use in the operations of either the Fund or ASB.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities (including without limitation the Alibaba Shares) by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.

7.	Make loans to the extent prohibited by the 1940 Act.

The following explanations of the Fund’s fundamental investment restrictions are not considered to be part of the Fund’s fundamental investment restrictions, and are subject to change without stockholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25 percent or more of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following, if and to the extent the Fund were to invest more than 25 percent of its total assets in any of the following instruments: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession, or municipal governments and their authorities, agencies, instrumentalities, or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets for any purpose, and to borrow up to five percent of the Fund’s total assets for temporary purposes. The Fund’s total assets include the amounts being borrowed and retained by the Fund in cash, securities, or other property. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300 percent of the amount of its borrowings and of at least 200 percent of the liquidation preference of any preferred stock that it issues. Immediately after the Spin-Off, the Fund will have no shares of preferred stock outstanding, and the Fund has no current intention to issue preferred stock. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage, and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund, instead of maintaining asset coverage of at least 300 percent, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act, and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretations. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Although the Fund reserves the right to borrow money to the extent permitted by the 1940 Act, it currently intends to borrow money only for working capital and to repurchase its Common Stock if and to the extent authorized by its Board of Directors from time to time. The Fund does not currently intend to use the proceeds of any borrowing to purchase additional investment securities or to pay dividends to stockholders, though it retains the right to do so.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets (including lending their securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency, futures transactions, and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, if the Fund were ever to use such derivative instruments, would not be considered loans. The Fund currently does not intend to make loans, except that it may lend its Alibaba Shares to generate income (a) for working capital or (b) to repurchase the Fund’s Common Stock if and to the extent authorized by its Board of Directors from time to time.

BORROWINGS AND PREFERRED STOCK

Borrowings

The Fund intends to enter into the Credit Facility pursuant to which the Fund may borrow up to $[●] million. The Fund anticipates that it will initially borrow $[●] million pursuant to the Credit Facility at or about the time of the completion of the Spin-Off. The purpose of the initial borrowing is to provide working capital during the Fund’s first year of operations. The Fund currently intends to borrow money only for working capital and to repurchase its Common Stock if and to the extent authorized by its Board of Directors from time to time. The Fund does not currently intend to use the proceeds of any borrowing to purchase additional investment securities or to pay dividends to stockholders, though it retains the right to do so. The Fund reserves the right to borrow money to the extent permitted by the 1940 Act.

The Fund intends to borrow money for working capital and to repurchase its Common Stock if and to the extent authorized by its Board of Directors from time to time. The Fund does not currently intend to invest borrowed money to seek to increase returns to its investors. The Fund currently has no intention to borrow more than $[●] (or approximately [●] percent of its total assets immediately after the Spin-Off) during its first year of operations, although the Fund reserves the right to borrow up to one-third of its total assets as permitted by the 1940 Act.

The Fund may borrow money through the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or the issuance of debt securities, including notes or commercial paper. The amount and type of borrowings by the Fund must be approved by its Board.

Under the 1940 Act, the Fund generally is not permitted to borrow money unless, immediately after borrowing the money, the value of the Fund’s total assets less liabilities other than the principal amount represented by the borrowing is at least 300 percent of the principal amount of the borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than the principal amount of its borrowings is at least 300 percent of such principal amount after deducting the amount of such dividend or other distribution. Private borrowings from banks are not subject to these 1940 Act limitations on dividends and other distributions.

The terms of any borrowing by the Fund may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such borrowing over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such borrowings, which right will be senior to those of the Fund’s Common Stock. Any such borrowing may contain provisions limiting certain activities of the Fund, including the payment of dividends to holders of its Common Stock in certain circumstances.

Some types of borrowings may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. It is not anticipated that these covenants will impede the ability of the Fund to achieve its investment objective in accordance with its investment policies.

The 1940 Act grants holders of debt securities issued by the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest or repayment of principal related to the borrowing. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Fund’s Board of Directors. Private borrowings from banks are not subject to these 1940 Act voting requirements.

Preferred Stock

Although the Fund has no current intention to issue preferred stock, the 1940 Act permits the Fund to do so. The Fund’s Certificate of Incorporation provides that the Fund’s Board of Directors may authorize and issue preferred stock with rights as determined by the Board without prior approval of the holders of the Fund’s Common Stock. Holders of the Fund’s Common Stock will have no preemptive right to purchase any preferred stock that might be issued by the Fund. Any such preferred stock offering would be subject to the limits imposed by the 1940 Act.

Under the 1940 Act, the Fund may not issue preferred stock unless, immediately after such issuance, it has an “asset coverage” of at least 200 percent of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50 percent of the value of the Fund’s total assets). For these purposes, “asset coverage” means the ratio of (1) total assets less all liabilities and indebtedness not represented by “senior securities” to (2) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the preferred stock. “Senior security” means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the preferred stock is the amount that holders of the Fund’s preferred stock would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Fund’s Common Stock.

In addition, the Fund would not be permitted to declare any dividend (except a dividend payable in its Common Stock), or to declare any other distribution on its Common Stock, or to purchase any Common Stock, unless its outstanding preferred stock had at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of its Common Stock, an asset coverage of at least 200 percent after deducting the amount of such dividend, distribution or purchase price. If the Fund issues any preferred stock, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary to maintain asset coverage of any outstanding preferred stock of at least 200 percent. Any preferred stock issued by the Fund would have special voting rights and a liquidation preference over the Fund’s Common Stock.

If the Fund issues any preferred stock, two of the Fund’s Directors will be elected by the holders of preferred stock, voting separately as a class, for as long as the preferred stock remains outstanding. The remaining Directors of the Fund would be elected by holders of the Fund’s Common Stock and its preferred stock voting together as a single class. In the unlikely event the Fund failed to pay dividends on any outstanding preferred stocks for two years, holders of the Fund’s preferred stock would be entitled to elect a majority of the Directors of the Fund.

RISK FACTORS

You should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.

Risks Related to Alibaba

The market price and net asset value of the Fund’s Common Stock will be materially impacted by the market price of Alibaba Shares.

Alibaba is an online and mobile commerce company that operates primarily in the PRC. Immediately after the Spin-Off, Alibaba Shares are expected to represent more than 95 percent of the value of the Fund’s total assets. The Fund currently intends to continue to invest at least 80 percent of its total assets in the Alibaba Shares. As a result, the market price and net asset value of the Fund’s Common Stock will be materially impacted by the market price of Alibaba Shares, which in turn will be affected by Alibaba’s business, management, results of operations, and financial condition.

Alibaba files with the SEC reports containing financial and other material information about its business and risks relating to its business. You are encouraged to review the information set forth in Alibaba’s registration statement on Form F-1 (and the prospectus that is a part of that registration statement) and in its annual reports filed on Form 20-F for additional information about Alibaba’s business, management, results of operations, financial condition, and risks. You should also review Alibaba’s press releases and reports filed with the SEC on Form 6-K. This information may be obtained at the SEC’s website at www.sec.gov. You should review information filed by Alibaba with the SEC because the value of the Fund’s Common Stock will be heavily dependent upon and influenced by the value of the Alibaba Shares.

The Alibaba Partnership, Alibaba’s voting agreements with certain of its shareholders, and SoftBank’s investment in Alibaba will limit the Fund’s ability to influence the nomination and election of Alibaba directors.

The Alibaba partnership, comprised of certain management members of Alibaba, Small and Micro Financial Services Company, and China Smart Logistics (the “Alibaba Partnership”) has the ability, under Alibaba’s articles of association, to nominate a simple majority of Alibaba’s board of directors. If at any time Alibaba’s board of directors consists of fewer than a simple majority of directors nominated or appointed by the Alibaba Partnership for any reason, including because a director previously nominated by the Alibaba Partnership ceases to be a member of Alibaba’s board of directors or because the Alibaba Partnership had previously not exercised its right to nominate or appoint a simple majority of Alibaba’s board of directors, the Alibaba Partnership will be entitled (in its sole discretion) to nominate or appoint such number of additional directors to the board as necessary to ensure that the directors nominated or appointed by the Alibaba Partnership comprise a simple majority of Alibaba’s board of directors.

In addition, Alibaba has entered a voting agreement pursuant to which SoftBank Corp. (“SoftBank”), which currently owns approximately 32 percent of the Alibaba Shares based on publicly available filings with the SEC, agreed to vote its shares in favor of the Alibaba Partnership director nominees at each annual general stockholders meeting, so long as SoftBank owns at least 15 percent of Alibaba’s outstanding ordinary shares.

As a result of the foregoing nomination and voting arrangements, the Fund’s ability to affect the management of the Alibaba through election of directors to Alibaba’s board of directors will be substantially limited.

Risks Related to the Spin-Off

The Spin-Off could result in significant tax liabilities.

Unless waived by Yahoo, the completion of the Spin-Off is conditioned upon the receipt by Yahoo of the IRS Ruling regarding certain U.S. federal income tax aspects of the Spin-Off, and upon the absence of any subsequent withdrawal, invalidation, or modification of such ruling in an adverse manner prior to the effective time of the Spin-Off. Although the IRS Ruling generally will be binding on the IRS, the continued validity of the IRS Ruling will be based upon and subject to the accuracy of factual statements and representations made to the IRS by Yahoo. In addition, the IRS recently announced that it is reconsidering its ruling policy with respect to certain issues under Section 355 of the Code, which could potentially impact Yahoo’s ability to obtain the IRS Ruling. Accordingly, there is a risk that the IRS might not issue the IRS Ruling or might determine to promulgate new administrative guidance prior to the Spin-Off that could adversely impact the tax-free treatment of the Spin-Off even if Yahoo previously received the IRS Ruling. Further, as a result of the IRS’s general ruling policy with respect to transactions under Section 355 of the Code, the IRS Ruling, if received, will be limited to specified aspects of the Spin-Off under Section 355 of the Code, and will not represent a determination by the IRS that all of the requirements necessary to obtain tax-free treatment to holders of Yahoo’s common stock and to Yahoo have been satisfied. Moreover, if any statement or representation upon which the IRS Ruling is based is incorrect or untrue in any material respect, or if the facts upon which the IRS Ruling is based are materially different from the facts that prevail at the time of the Spin-Off, the IRS Ruling could be invalidated.

As a result of this IRS ruling policy, the Spin-Off is also conditioned upon the receipt by Yahoo of the opinion of Skadden Arps, in form and substance reasonably acceptable to Yahoo, to the effect that, under current U.S. federal income tax law, the Spin-Off will qualify as a tax-free transaction to Yahoo and its stockholders under Sections 355 and 368(a)(1)(D) of the Code. The opinion may rely on the continued validity of the IRS Ruling, as to the matters covered by the IRS Ruling, and will be based upon specified assumptions, as well as statements, representations, and specified undertakings made by officers of Yahoo and the Fund. These assumptions, statements, representations, and undertakings are expected to relate to, among other things, Yahoo’s business reasons for engaging in the Spin-Off, the conduct of specified business activities by Yahoo and the Fund, and the current plans and intentions of Yahoo and the Fund to continue conducting those business activities and not to materially modify their ownership or capital structure following the Spin-Off. If any of those statements, representations, or assumptions is incorrect or untrue in any material respect, or any of those undertakings is not complied with, or if the facts upon which the opinion is based are materially different from the facts that prevail at the time of the Spin-Off, the conclusions reached in the opinion could be adversely affected. In addition, the legal authorities upon which the opinion of Skadden Arps is based are subject to change or differing interpretations at any time, possibly with retroactive effect. The opinion will not be binding on the IRS or a court, and there is a risk that the IRS may challenge the conclusions reached in the opinion and that a court may sustain such a challenge.

Even if the Spin-Off otherwise qualifies under Sections 355 and 368(a)(1)(D) of the Code, the Spin-Off would result in a significant U.S. federal income tax liability to Yahoo (but not to Yahoo stockholders) under Section 355(e) of the Code if one or more persons acquire, directly or indirectly, a 50 percent or greater interest (measured by vote or value) in the stock of Yahoo or in the stock of the Fund (excluding, for this purpose, the acquisition of the Fund’s Common Stock by Yahoo stockholders in the Spin-Off) as part of a plan or series of related transactions that includes the Spin-Off. Current tax law generally creates a presumption that any acquisition of the stock of Yahoo or the stock of the Fund within two years before or after the Spin-Off is part of a plan that includes the Spin-Off, although that presumption is subject to certain safe harbors under the applicable Treasury regulations and may otherwise be rebuttable based on the facts and circumstances. The process for determining whether an acquisition is part of a plan under these rules is complex, inherently factual in nature, and subject to a comprehensive analysis of the facts and circumstances of the particular case. Notwithstanding the opinion of Skadden Arps described above, Yahoo or the Fund might be unable to prevent, or might inadvertently cause or permit, a disqualifying change in the ownership of Yahoo or the Fund to occur, thereby triggering a significant tax liability to Yahoo, which could have a material adverse effect. If it is subsequently determined, for whatever reason, that the Spin-Off does not qualify for tax-free treatment, Yahoo and/or its stockholders could incur significant tax liabilities, which may require the Fund to indemnify Yahoo pursuant to the Tax Matters Agreement.

For a more complete discussion of the IRS Ruling, the opinion of Skadden Arps and the material U.S. federal income tax consequences of the Spin-Off to Yahoo and its stockholders, please see “U.S. Federal Income Tax Considerations—Material U.S. Federal Income Tax Consequences of the Spin-Off.”

Yahoo and the Fund face uncertainties with respect to PRC taxation of indirect transfers of Chinese taxable property in connection with the Spin-Off.

On February 3, 2015, the PRC State Administration of Taxation (“SAT”) issued the Bulletin Regarding Certain Enterprise Income Tax Matters on Indirect Transfer of Property by Non-Resident Enterprises, SAT Bulletin [2015] No. 7 (“Bulletin 7”). Bulletin 7 governs indirect transfers of Chinese taxable property, which includes equity interests in Chinese resident enterprises, real estate located in China, and the assets of a “place or establishment” in China of a foreign company. An indirect transfer occurs when a foreign company that is not resident in China transfers shares in another foreign company that is not resident in China, and the company whose shares are transferred directly or indirectly holds Chinese taxable property.

Under Bulletin 7, an “indirect transfer” of Chinese taxable property, including equity interests, by a foreign company that is not resident in China may be recharacterized and treated as a direct transfer of Chinese taxable property and subject to PRC tax, if such arrangement does not have a reasonable commercial purpose. An arrangement is deemed to lack a reasonable commercial purpose if the primary purpose of the arrangement is to avoid PRC tax. Bulletin 7 provides three safe harbors under which an indirect transfer will not be taxed. One is for internal reorganizations that meet certain criteria, another is for the transfer of shares that were both acquired and sold on a public exchange, and a third is for transfers that would qualify for tax exemption under a tax treaty between China and the transferor’s country of residence if the transfer of Chinese taxable property had been direct rather than indirect.

As the Fund’s principal asset will be equity interests in Alibaba and Alibaba has Chinese taxable property, the direct and indirect transfers of the Alibaba Shares to the Fund by Yahoo and the distribution of the shares of the Fund by Yahoo to its stockholders (collectively the “Spin Related Transfers”) are indirect transfers under Bulletin 7. Consequently, Yahoo and the Fund face uncertainties with respect to the possible PRC taxation of the Spin Related Transfers under Bulletin 7. If the Spin Related Transfers were subject to a PRC tax under Bulletin 7, the tax would be 10% of the gain that the PRC tax authorities deem Yahoo to have derived from the transfers.

If the PRC tax is deemed applicable and is not paid prior to the eighth day after the indirect transfer is completed, interest will accrue until the tax is paid or settled by the transferor. Further, a transferee who has paid consideration for the shares transferred is a withholding agent and can be subject to a penalty for failure to withhold the PRC tax payable by the transferor in an amount up to three times the amount of the tax.

The transferee and transferor can each voluntarily report an indirect transfer of Chinese taxable property to the SAT. Voluntary reporting entitles the transferor to a lower rate of interest on the PRC tax payable and gives the transferee a possible exemption or reduction of the penalty for failure to withhold.

We believe that the Spin Related Transfers should qualify for the treaty safe harbor discussed above. Specifically, Yahoo as a tax resident of the United States should be eligible for a tax exemption under the tax treaty between the United States and China if, hypothetically, it transferred the Chinese subsidiaries of Alibaba. Therefore, the treaty safe harbor should apply to the indirect transfer of these Chinese subsidiaries in the Spin Related Transfers.

Further, even if the treaty safe harbor did not apply, we believe that neither the corporate structure of Alibaba nor the Spin Related Transfers constitutes an “arrangement lacking in reasonable commercial purpose” because they do not have avoidance of PRC tax as their main purpose. Under Bulletin 7, whether a reasonable commercial purpose exists is based on a facts and circumstances assessment using seven factors plus other factors set forth in Bulletin 7. We believe the Spin Related Transfers should not be found to lack a reasonable commercial purpose and so should not be subject to PRC tax under Bulletin 7.

As Bulletin 7 was just recently released, however, there are no formal interpretations and little practical experience as to how the SAT will interpret and apply Bulletin 7, and its interpretation by the courts in China remains untested. The SAT may interpret and administer Bulletin 7 in a way that results in PRC taxation of the Spin Related Transfers, notwithstanding our belief that this would be incorrect as a matter of law and treaty. In such event, Yahoo may be subject to tax on the Spin Related Transfers, or the Fund may be subject to a penalty as the withholding agent for such tax. The Fund, pursuant to the Tax Matters Agreement, would also be required to indemnify Yahoo for any PRC tax imposed on Yahoo. In addition to our indemnification undertakings to pay any such possible PRC tax, we may be required to expend substantial resources to defend against taxation under Bulletin 7.

The Fund may have a significant indemnity obligation to Yahoo, which is not limited in amount or subject to any cap, if the Spin-Off is treated as a taxable transaction.

Pursuant to the Tax Matters Agreement, subject to limited exceptions, the Fund will be required to indemnify Yahoo, its subsidiaries, and specified related persons for taxes and losses resulting from the failure of the Spin-Off to qualify as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code. In addition, the Fund will be required to indemnify Yahoo, its subsidiaries, and specified related persons for any taxes that result from the application of specified PRC tax rules to the Spin-Off and related restructuring transactions.

The Fund’s indemnification obligations to Yahoo, its subsidiaries, and specified related persons will not be limited in amount or subject to any cap. These obligations may subject the Fund to substantial liabilities, which could materially adversely affect the Fund’s financial position.

It is possible that liabilities arising from the Fund’s indemnification obligations might occur at a time when the Fund has insufficient liquidity and, in order to meet its legal obligations, it may be necessary for the Fund to sell a portion of its portfolio securities at an inopportune time (which could result in taxes being levied) or borrow the required sum at an unfavorable interest rate.

For a more detailed discussion of the terms of the Tax Matters Agreement, please see “The Spin-Off—Tax Matters Agreement.”

The Fund may decide not to engage in certain transactions in order to avoid the risk of incurring significant tax-related liabilities.

Under the Tax Matters Agreement, the Fund will covenant not to take any action, or fail to take any action, following the Spin-Off, which action or failure to act is inconsistent with the Spin-Off qualifying for tax-free treatment under Sections 355 and 368(a)(1)(D) of the Code. Further, the Tax Matters Agreement will require that the Fund generally indemnify Yahoo for any taxes or losses incurred by Yahoo (or its subsidiaries) resulting from the failure of the Spin-Off to qualify as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code, including as a result of breaches of the Fund’s covenants or as a result of the application of Section 355(e) of the Code to the Spin-Off because of acquisitions of a 50 percent or greater interest (measured by vote or value) in the Fund’s stock that are part of a plan that includes the Spin-Off. As a result, the Fund might decide not to engage in transactions that might have otherwise been advantageous in order to preserve the tax-free treatment of the Spin-Off.

For example, the Fund may decide to continue to operate ASB for the foreseeable future even if a sale or discontinuance of such business would otherwise be advantageous. Moreover, in light of the requirements of Section 355(e) of the Code, the Fund might decide not to engage in transactions such as share repurchases and stock issuances in excess of specified amounts, certain asset dispositions, and other strategic transactions for some period of time following the Spin-Off.

A change in control of the Fund might be discouraged, delayed, or prevented because of the Fund’s indemnity obligation under the Tax Matters Agreement.

The Tax Matters Agreement will require that the Fund generally indemnify Yahoo for any taxes or losses incurred by Yahoo (or its subsidiaries) resulting from the failure of the Spin-Off to qualify as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code, including as a result of the application of Section 355(e) of the Code to the Spin-Off because of acquisitions of a 50 percent or greater interest (measured by vote or value) in the Fund’s stock that are part of a plan that includes the Spin-Off. As a result, the Fund’s indemnity obligation under the Tax Matters Agreement might discourage, delay, or prevent a change of control transaction with respect to the Fund for some period of time following the Spin-Off, depending on the facts and circumstances of the transaction.

The conditions to the Spin-Off may not be satisfied or waived and the Spin-Off may not occur.

The Spin-Off will not occur if the conditions to the Spin-Off described in this information statement are not satisfied or waived by Yahoo, in its sole discretion. Yahoo also may choose to abandon the Spin-Off at any time prior to the Distribution Date for any reason, or for no reason. A failure to complete the Spin-Off may adversely affect the market price of Yahoo’s common stock. In addition, the agreements to be entered into by the Fund with Yahoo in connection with the Spin-Off (including the Separation and Distribution Agreement, the Tax Matters Agreement, and the Ancillary Agreements) may be amended or modified prior to the Distribution Date.

ASB has never operated as an independent company and its business may be unsuccessful.

ASB was formed in connection with the Spin-Off and will acquire the assets and assume the liabilities relating to the business that has historically been operated by Yahoo under the name “Yahoo Small Business.” Prior to the Spin-Off, Yahoo Small Business has been operated by Yahoo as part of its broader corporate organization, rather than as an independent company. Yahoo’s senior management oversaw the strategic direction of Yahoo Small Business and Yahoo performed various corporate functions to support the business, including:

•	human resources functions;

•	finance and tax administration;

•	legal functions;

•	business development functions; and

•	information technology and telecommunications services.

Following the Spin-Off, neither Yahoo nor any of its affiliates have any obligation to provide these functions to ASB or the Fund other than those services that will be provided by Yahoo pursuant to the Ancillary Agreements. If, once an Ancillary Agreement terminates, ASB or the Fund do not have in place their own systems and business functions or do not have agreements with other providers of those services on a cost effective basis, ASB’s financial results may be adversely affected.

ASB’s business, while operated as Yahoo Small Business, also was dependent on certain of Yahoo’s technology, intellectual property, infrastructure, data, marketing and other resources and on certain of Yahoo’s contractual arrangements with third parties and benefited from its affiliation with Yahoo’s brand and the market recognition that resulted from that affiliation. ASB’s transition to an independent company may result in fewer customers, increased costs, and decreased profitability. Consequently, ASB’s future success depends on its ability to retain customers, avoid interruptions in services to customers, minimize costs, and exploit new markets by identifying and monitoring trends. There can be no assurance that ASB will continue to be profitable.

Following the Spin-Off, the Fund will be subject to increased costs.

The Fund will incur costs and expenses not previously incurred as a result of its separation from Yahoo. These increased costs and expenses may arise from various factors, including operating expenses (such as rent and employee compensation and benefits), internal audit costs, insurance costs, financial reporting, and costs for use of third-party technology and intellectual property, as well as costs associated with complying with the federal securities laws (including compliance with the Sarbanes-Oxley Act of 2002 and the 1940 Act), and paying service providers for custodial, transfer agent, compliance, and administrative services. When the Fund’s Ancillary Agreements terminate, there is a risk that the Fund might not be able to obtain replacement services or technology or develop internal capabilities or technology on a cost effective basis or at all.

The financial information provided in this information statement may not be representative of the Fund’s actual future financial position.

Prior to the Spin-Off, the Fund was a wholly owned subsidiary of Yahoo. The financial information included in this information statement includes estimates of expenses the Fund will incur as a stand-alone company after the Spin-Off, and may not be representative of the Fund’s actual future expenses.

Risks Related to the Fund’s Operations as an Investment Company

Investments in the Fund may perform poorly and could result in your entire investment being lost.

An investment in the Fund’s Common Stock is subject to investment risk, including the possible loss of the entire amount that you invest. At any point in time, your shares of the Fund’s Common Stock may be worth less than your original investment. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund’s Common Stock should not be considered a complete investment program.

An investment in the Fund’s Common Stock should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objective and policies, as well as the stockholder’s other investments when considering an investment in the Fund.

The Fund’s investments in equity securities are volatile.

Stock markets are volatile, and the prices of equity securities, such as the Alibaba Shares, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although over many historical periods common stocks have generated higher average total returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of such equity securities. Equity securities may also decline due to factors affecting the issuer’s industry. The value of the equity securities held by the Fund, such as the Alibaba Shares, may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets, and reduced demand for its goods and services, or when political or economic events affecting the issuer occur. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of the issuer’s shares. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and issuers’ borrowing costs increase. Equity securities are structurally subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of the issuer.

The Fund’s revenue sources may be limited following the Spin-Off.

Immediately after the Spin-Off, the Fund’s investment assets will be its direct and indirect interests in the Alibaba Shares and ASB. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s sources of cash include:

•	available cash balances;

•	any dividends the Fund may receive from its investment in the Alibaba Shares or ASB (although Alibaba does not currently intend to pay dividends on Alibaba Shares);

•	amounts the Fund is able to borrow;

•	income the Fund may be able to earn from lending its Alibaba Shares; and

•	proceeds from any asset sales, net of taxes.

Prior to the date of this information statement, Alibaba has not paid dividends on Alibaba Shares and has stated that it does not currently intend to pay dividends on Alibaba Shares. The ability of ASB to make distributions, payments, or advances to the Fund depends on its operating results and working capital needs. The Fund may not be able generate income from other sources. As a result, although the Fund currently has no plans with respect to any asset sales, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells Alibaba Shares, which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of borrowed money for working capital or to repurchase shares of its Common Stock could result in greater volatility and losses.

The Fund intends to borrow money for working capital and to repurchase shares of its Common Stock if and to the extent authorized by its Board of Directors from time to time. Once the Fund borrows money, the net asset value and market value of its Common Stock may be more volatile. Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s Common Stock. Therefore, if the market value of the Fund’s portfolio declines, the borrowing will result in a greater decrease in net asset value to the holders of the Fund’s Common Stock than if the Fund had not borrowed money. This net asset value decrease may cause a greater decline in the market price of the Fund’s Common Stock. In extreme cases, the Fund might be in danger of failing to maintain the 200 percent asset coverage required by the 1940 Act. In such an event, the Fund might liquidate investments in order to repay all or a portion of the money it had borrowed. The Fund would be required to pay taxes on any gains realized in connection with any sale of its assets to repay its borrowings. A sale of Alibaba Shares at times when the value of the Alibaba Shares has declined would be disadvantageous to the Fund.

The Fund’s investment performance may be materially and adversely affected by economic conditions in the PRC as well as globally.

Substantially all of the Fund’s assets consist of Alibaba Shares and Alibaba operates primarily in the PRC. As a result, the Fund’s investment performance and net income are impacted to a significant extent by economic and operating conditions in the PRC.

The PRC government has in recent years implemented a number of measures to control the rate of economic growth, including by raising interest rates and adjusting deposit reserve ratios for commercial banks, as well as by implementing other measures designed to tighten credit and liquidity and regulate its securities market. These measures have contributed to a slowdown of the PRC economy. According to the National Bureau of Statistics of the PRC, in the first quarter of 2015, the PRC’s annual GDP growth rate was seven percent – its lowest rate in six years. Any continuing or worsening slowdown could significantly reduce domestic commerce in the PRC, including business activities conducted through the internet generally and within the online services and e-commerce industry in which the Fund’s investments are concentrated. An economic downturn, whether actual or perceived, a further decrease in economic growth rates, or an otherwise uncertain economic outlook in the PRC or any other market could have a material adverse effect on the Fund’s investment performance and financial condition.

The PRC economy differs from the economies of most developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange, and allocation of resources. Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth by strategically allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, regulating financial services and institutions, and providing preferential treatment to particular industries or companies.

While the PRC economy has experienced significant growth in the past three decades, growth has been uneven across different periods, regions, and economic sectors. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall PRC economy, but may also have a negative effect on the Fund. The Fund’s financial condition and investment performance could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Alibaba.

If the PRC government deems that the contractual arrangements in relation to Alibaba’s variable interest entities do not comply with PRC government restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, Alibaba’s business and results of operations may be impacted, which in turn may adversely affect the Fund’s investment performance.

Foreign ownership of certain types of internet businesses in the PRC, such as internet information services, is subject to restrictions under applicable PRC laws, rules and regulations and foreign investors are generally not permitted to own more than 50 percent of the equity interests in a value-added telecommunication service provider. Alibaba provides internet information services in the PRC through a number of PRC incorporated variable interest entities (“VIEs”), which are owned by PRC citizens or by PRC entities owned by such PRC citizens, and who have contractual arrangements with Alibaba. These contractual arrangements give Alibaba effective control over each of the VIEs enabling it to obtain substantially all of the economic benefits arising from the VIEs and consolidate the financial results of the VIEs in its results of operations. Although the VIE structure adopted by Alibaba is consistent with longstanding industry practice, and is commonly adopted by comparable companies in the PRC, the PRC government may not agree that these arrangements comply with PRC licensing, registration, or other regulatory requirements, with existing policies, or with requirements or policies that may be adopted in the future.

In January 2015, the Ministry of Commerce of the PRC published a discussion draft of the proposed Foreign Investment law (the “Discussion Draft”), which aims to, upon its enactment, replace the existing laws regulating foreign investment in the PRC. The Discussion Draft, if enacted as proposed, may impact the viability of Alibaba’s current corporate structure, corporate governance and business operations. There are substantial uncertainties with regard to the interpretation and application of the Discussion Draft, once enacted, and to current PRC laws, rules, and regulations. If Alibaba or any of its VIEs are found to be in violation of any existing or future PRC laws, rules, or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, which could have a material adverse effect on the business, financial condition, and results of operations of Alibaba, and in turn, the Fund’s investment performance.

There are uncertainties regarding the interpretation and enforcement of PRC laws, rules, and regulations.

Most of Alibaba’s operations are conducted in the PRC and are governed by the PRC laws, rules, and regulations. Alibaba’s PRC subsidiaries are subject to laws, rules, and regulations applicable to foreign investment in the PRC. The PRC legal system is a civil law system based on written statutes. Prior court decisions may be cited for reference but, unlike the common law system, they have limited precedential value.

In 1979, the PRC government began to promulgate a comprehensive system of laws, rules, and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investment in the PRC. However, the PRC has not developed a fully integrated legal system, and recently enacted laws, rules, and regulations may not sufficiently cover all aspects of economic activities in the PRC, or may be subject to significant degrees of interpretation by PRC regulatory agencies. In particular, because these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and their nonbinding nature, and because the laws, rules, and regulations often give the relevant regulator significant discretion in how to enforce them, the interpretation and enforcement of these laws, rules, and regulations involve uncertainties, and can be inconsistent and unpredictable. In addition, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all, and which may have a retroactive effect. As a result, Alibaba may not be aware of any violation of these policies and rules until some time after the occurrence of the violation.

Any administrative and court proceedings in the PRC may be protracted, resulting in substantial costs and diversion of resources and management attention. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection Alibaba enjoys than in more developed legal systems. These uncertainties may impede Alibaba’s ability to enforce the contracts it has entered into, and could materially and adversely affect the performance of the Fund’s investments.

Lending the Fund’s securities to third parties may cause losses.

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by its Board of Directors from time to time. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund, and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned, or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund will rely on service providers for certain functions that are integral to the Fund’s operations and financial performance, including custody of its assets and transfer agency, compliance, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its own officers and Directors to manage the Fund.

The Fund is internally managed by its executive officers under the supervision of its Board of Directors and does not depend on a third-party investment advisor. The Fund does not pay investment advisory fees, but instead incurs the operating costs associated with employing its executive officers and employees. The Fund depends upon the members of its senior management for the monitoring of the Fund’s investments. If the Fund loses the services of any senior management members the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

As a non-diversified investment company, the Fund’s investment performance is at risk from fluctuations in Alibaba’s performance.

The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer and, immediately after completion of the Spin-Off, substantially all of the Fund’s assets will be invested in Alibaba. As a consequence of this concentration, the aggregate returns the Fund realizes may be adversely affected if its investment in Alibaba performs poorly. To the extent that its investment in Alibaba remains a large portion of the Fund’s assets, the Fund’s returns may fluctuate as a result of any single economic, political, or regulatory occurrence affecting, or in the market’s assessment of Alibaba to a greater extent than those of a diversified investment company.

The Fund’s investments are concentrated in the online services and e-commerce industry, and risks associated with this industry may adversely affect the Fund’s investments.

The Fund’s investments will be concentrated in the online services and e-commerce industry. Because the Fund is focused in a specific industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the online services and e-commerce industry may have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the online services and e-commerce industry will lag behind the performance of other industries or the broader market as a whole.

Alibaba operates a platform for third parties to sell products through its website. ASB operates a cloud-based services platform that enables small business entrepreneurs to start, build, and grow their businesses. Both Alibaba and ASB encounter risks and difficulties frequently experienced by internet-based businesses, including risks related to their ability to attract and retain customers on a cost-effective basis and their ability to operate, support, expand, and develop their internet operations, website, software, and other related operational systems.

Any compromise of Alibaba’s or ASB’s online security or misappropriation of proprietary information could have a material adverse effect on the Fund’s investments. Advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments may result in a compromise or breach of the technology used by Alibaba or ASB to protect client transaction data. Anyone who is able to circumvent Alibaba’s or ASB’s security measures could misappropriate proprietary information or cause material interruptions in Alibaba’s or ASB’s operations. Alibaba or ASB may be required to expend significant capital and other resources to protect against security breaches or to minimize problems caused by security breaches. To the extent that Alibaba’s or ASB’s activities involve the storage and transmission of proprietary information, security breaches could damage Alibaba’s or ASB’s reputation and expose them to a risk of loss and/or litigation which might adversely impact the Fund’s investment performance.

The online and e-commerce business is dependent upon the continued use of the internet by consumers via computers and mobile devices. The ways in which consumers access and use the internet rapidly evolve, and there can be no assurance that these changes will not adversely affect the industry.

New regulation or changes to existing regulation of internet services and e-commerce companies could adversely affect Alibaba’s or ASB’s profitability and operations and the value of the Fund’s investments in Alibaba and ASB.

E-commerce companies sometimes receive communications alleging that items or content offered or sold through their online marketplaces by third parties, or that they make available through other services such as online music platforms, infringe third-party copyrights, trademarks, patents, or other intellectual property rights. Moreover, e-commerce companies receive negative publicity regarding the sales of counterfeit and pirated items or content on their marketplaces. Continued public perception that counterfeit or pirated items or content are commonplace on e-commerce marketplaces, or perceived delays in removal of these items or content from e-commerce marketplaces, even if factually incorrect, can damage the reputation of e-commerce companies, result in lower list prices for items or content sold through their marketplaces, harm e-commerce business, and adversely affect the value of the Fund’s investments.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and Directors to oversee the Fund.

These, and other limitations, imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund will face additional regulatory requirements and increased expenses if it becomes subject to regulation as a commodity pool operator.

Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”), provided specified requirements are met. In order to claim this exclusion, the Fund will limit its transactions, if any, in futures, options on futures, and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (1) the aggregate initial margin and premiums required to establish its futures, options on futures, and swaps do not exceed five percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (2) the aggregate net notional value of its futures, options on futures, and swaps does not exceed 100 percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund will not be subject to regulation under the CEA or otherwise regulated by the CFTC. If the Fund were to be unable to claim the exclusion, the Fund would become subject to registration and regulation as a commodity pool operator, which would subject the Fund to additional registration and regulatory requirements and increased operating expenses.

Risks Related to the Fund’s Common Stock and the Securities Market Following the Spin-Off

An active trading market for the Fund’s Common Stock might not develop.

There is a risk that an active trading market might not develop or be sustained for the Fund’s Common Stock after the Spin-Off. The Fund cannot predict the prices at which the Fund’s Common Stock may trade after the Spin-Off, the effect of the Spin-Off on the trading prices of Yahoo’s common stock, or whether the aggregate market value of the Fund’s Common Stock and Yahoo’s common stock held by a stockholder after the Spin-Off will be less than, equal to, or greater than the market value of Yahoo’s common stock held by such stockholder prior to the Spin-Off.

The market price of the Fund’s Common Stock may fluctuate significantly due to a number of factors, some of which may be beyond the Fund’s control, including:

•	the market price of Alibaba ADS;

•	changes to tax laws or regulations to which the Fund or Alibaba is subject;

•	lack of demand in the market for shares of the Fund’s Common Stock; and

•	domestic and foreign economic conditions.

Shares of the Fund’s Common Stock may trade at a discount from net asset value.

Shares of closed-end management investment companies frequently trade at a discount from net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell the Fund’s Common Stock, whether investors will realize gains or losses upon the sale of the Fund’s Common Stock will depend entirely upon whether the market price of the Fund’s Common Stock at the time of sale is above or below the investor’s purchase price for the Fund’s Common Stock. Because the market price of the Fund’s Common Stock will be determined by factors beyond the control of the Fund, such as, supply of and demand for the Fund’s Common Stock, trading volume of the Fund’s Common Stock, general market and economic conditions, and other factors, the Fund cannot predict whether the Fund’s Common Stock will trade at, below, or above net asset value. In addition, the price of the Fund’s Common Stock may be adversely affected by the ability of investors to invest directly in Alibaba ADS and not be subject to the fees and expenses incurred by the Fund in connection with its operations, which may also reduce the liquidity of the Fund’s Common Stock which, in turn, may make the market price of the Fund’s Common Stock more volatile.

Anti-takeover provisions in the Fund’s governing documents will make it more difficult for a third party to acquire the Fund.

Certain provisions of the Fund’s certificate of incorporation and bylaws may discourage, delay, or prevent a change in control of the Fund that a stockholder may consider favorable. These provisions include the following:

•	a provision that the Fund’s Board of Directors be divided into three classes consisting, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors, with the term of each class terminating once every three years;

•	the inability to remove Directors other than for cause and then only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Fund entitled to vote in the election of Directors;

•	the inability of the Fund’s stockholders to call special meetings of stockholders;

•	the inability of the Fund’s stockholders to take action by written consent, thereby requiring all stockholder actions to be taken at a meeting of the stockholders;

•	a provision requiring the affirmative vote of two-thirds of the voting power of the shares entitled to vote in connection with the election of Directors to amend the Fund’s by-laws;

•	advance notice requirements for nominations of candidates for election to the Fund’s Board of Directors or for proposing matters that can be acted upon by stockholders at stockholder meetings; and

•	provisions requiring the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75 percent of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt, or authorize certain transactions, unless the transaction has been approved by at least 80 percent of the Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. With respect to certain extraordinary matters such as a merger or consolidation of the Fund, a sale of all or substantially all of the Fund’s assets, transactions with principal stockholders, certain amendments to the Fund’s certificate of incorporation, or the conversion of the Fund to an open-end investment company, stockholder approval by holders of at least 80 percent of the Fund’s voting power or the approval by at least 75 percent of the Fund’s Board of Directors shall be required.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors of the Fund. The Board of Directors is made up of five Directors, of whom [●] are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (“Independent Directors”), and [●] are “interested persons” of the Fund (“Interested Directors”). The Board of Directors elects the officers of the Fund, who serve at the pleasure of the Board of Directors.

Board of Directors

Name, Address,(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships held by Director During the Past Five Years
INDEPENDENT DIRECTORS:

[To come by amendment]

INTERESTED DIRECTORS:

[To come by amendment]

(1)	The business address of each Director of the Fund is [●].

Director Qualifications

[To come by amendment]

Executive Officers

The following information relates to the executive officers of the Fund who are not Directors.

Name, Business Address,(1) and Age	Position	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
[To come by amendment]

(1)	The business address of each officer of the Fund is [●].

Board Leadership Structure and Risk Oversight

[To come by amendment]

Audit Committee

[●], [●], and [●], who are Independent Directors, serve on the Fund’s Audit Committee. [●] serves as chairperson of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund, overseeing the audit of the Fund’s financial statements, and acting as a liaison between the Board of Directors and the Fund’s independent registered public accounting firm.

The Audit Committee’s purpose and responsibilities are more fully set forth in the Audit Committee Charter, which was adopted by the Board and is available on the Fund’s web site at [●].

The Audit Committee currently is the only committee of the Board of Directors.

Compensation of Directors and Officers

The following table provides information regarding the compensation of each Director and each of the three highest paid officers of the Fund with aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Because the Fund is newly organized and has not yet completed a full fiscal year of operations, the table below shows the estimated compensation that is contemplated to be paid to Directors and officers, assuming a full fiscal year of operations of the Fund.

Name	Aggregate Estimated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement
INDEPENDENT DIRECTORS:

[To come by amendment]

INTERESTED DIRECTORS:

[To come by amendment]

OFFICERS:

[To come by amendment]

Director Share Ownership

The Directors could not own shares in the Fund as of December 31, 2014, the most recently completed calendar year prior to the date of this information statement, because the Fund had not yet commenced operations as of that date.

[The following table provides information regarding beneficial ownership in Yahoo’s common stock of the Fund’s Directors, and of all the Fund’s executive officers and Directors as a group. Each [●] whole share[s] of Yahoo’s common stock entitles the holder to receive one share of the Fund’s Common Stock.]

	Amount and Nature of Beneficial Ownership of Yahoo’s Common Stock (Number of Shares)				Estimated Percent of Fund’s Shares
Name	Direct	Indirect	Total	Percent of Yahoo Shares
[To come by amendment, if necessary]

Directors and Officers as a Group

INVESTMENT ADVISORY SERVICES

The Fund is internally managed and therefore has not entered into any advisory agreement with, or paid advisory fees to, an outside investment adviser.

DESCRIPTION OF CAPITAL STRUCTURE

The following summary of the Fund’s capital stock does not purport to be complete and is subject to, and qualified in its entirety by, the Fund’s Certificate of Incorporation. Reference is made to the Fund’s Certificate of Incorporation for a detailed description of the provisions summarized below.

Outstanding Capital Stock

The following are the classes of capital stock of the Fund as of [●], 2015.

Title of Class	Amount Authorized		Amount Held by Registrant or for its Account	Amount Outstanding (Exclusive of Amount Held by Registrant or for its Account)

Common Stock	[	●]	0	[●]
Undesignated Preferred Stock	[	●]	—	—

As of [●], 2015, all of the Fund’s outstanding Common Stock was held by Yahoo.

Common Stock

All shares of the Fund’s Common Stock have equal rights as to earnings, assets, dividends, and voting privileges and, when issued, will be duly authorized, validly issued, fully paid, and non-assessable. Distributions may be paid to the holders of the Fund’s Common Stock, if and when declared by the Fund’s Board of Directors out of funds legally available therefor. The holders of the Fund’s Common Stock have no preemptive, conversion or redemption rights, and their interests therein are freely transferable. In the event of liquidation, dissolution, or winding up of the Fund, each share of the Fund’s Common Stock is entitled to share ratably in all of the Fund’s assets that are legally available for distribution after payment of all debts and other liabilities, and subject to any prior rights of holders of the Fund’s preferred stock, if any, then outstanding. Each share of the Fund’s Common Stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the Fund’s Directors, and holders of less than a majority of such shares would, in that case, be unable to elect any Director.

The Fund has no present intention of offering any additional shares of the Fund’s Common Stock. Any offerings of the Fund’s Common Stock will require approval by the Board of Directors. Any offering of the Fund’s Common Stock will be subject to the requirements of the 1940 Act, which provides that shares of the Fund’s Common Stock may not be issued at a price below the Fund’s then current net asset value, exclusive of sales load, except in connection with an offering to existing Common Stockholders, or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s Common Stock will be, subject to notice of issuance, listed on [●] under the symbol “[●].” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of the Fund’s Common Stock or sell the Fund’s Common Stock already held, the stockholder may do so by trading through a broker on [●] or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Fund’s Common Stock may be influenced by such factors beyond the control of the Fund, such as the relative demand for and supply of shares of the Fund’s Common Stock in the market and general market and economic conditions, the Fund cannot assure you that shares of the Fund’s Common Stock will trade at a price equal to or higher than net asset value in the future.

The Fund will not issue certificates for shares of the Fund’s Common Stock.

Preferred Stock

In addition to shares of the Fund’s Common Stock, the Fund’s Certificate of Incorporation authorizes the issuance of shares of preferred stock. The Fund’s Board of Directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights, and privileges as the Board of Directors deems appropriate; except that such an issuance must adhere to the requirements of the 1940 Act. Holders of the Fund’s Common Stock have no preemptive right to purchase any preferred shares that might be issued.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200 percent of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50 percent of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s total assets is at least 200 percent of such liquidation value. In addition, the 1940 Act requires that the holders of preferred stock, if any are issued, must be entitled as a class to elect two Directors at all times, and to elect a majority of the Directors if dividends on preferred stock are in arrears by two years or more.

Immediately after completion of the Spin-Off, the Fund will not have outstanding any shares of preferred stock outstanding. The Fund has no current intention to issue preferred stock, but it reserves the right to do so to the full extent permitted by the 1940 Act.

CERTAIN PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Certificate of Incorporation and the Bylaws.

Limitation on Liability of Directors

The Fund has adopted provisions in the Certificate of Incorporation limiting the liability of the Fund’s Directors for monetary damages to the extent permitted under Delaware law, except that there is no limitation on the liability of the Fund’s Directors (1) for any breach of the Director’s duty of loyalty to the Fund or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or by reason of willful misfeasance, bad faith or gross negligence, in the performance of the Director’s duties or by reason of the Director’s reckless disregard of the duties involved in the conduct of his or her office, (3) for unlawful payments of dividends or unlawful stock purchases or redemptions, or (4) for any transaction from which the Director derived an improper personal benefit. The effect of this provision in the Certificate of Incorporation is to eliminate the Fund’s rights and the stockholders’ rights (through stockholders’ derivative suits on behalf of the Fund) to recover monetary damages against a Director for breach of the fiduciary duty of care as a Director except in specified limited situations. This provision does not limit or eliminate the Fund’s rights or any stockholder’s rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a Director’s duty of care. These provisions will not alter the liability of Directors under federal securities laws.

Certain Anti-Takeover Provisions

The Certificate of Incorporation and Bylaws contain certain provisions that could make more difficult the acquisition of the Fund by means of a tender offer, a proxy contest, or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids, and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms.

Classified Board of Directors; Number of Directors; Removal; Filling Vacancies

The Certificate of Incorporation provides that the Fund’s Board of Directors be divided into three classes consisting, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors, with the term of each class terminating once every three years. The Certificate of Incorporation also provides that the number of Directors shall consist of between three and nine Directors, the exact number of which will be determined by the Board of Directors. A Director may only be removed from the Board of Directors for cause, and then only by the affirmative vote of the holders of at least a majority of the voting power of issued and outstanding capital stock of the Fund entitled to vote in the election of Directors. The Certificate of Incorporation provides that any vacancies will be filled by the vote of a majority of the remaining Directors, even if less than a quorum, or by the sole remaining Director. Any Director so appointed shall hold office for a term coinciding with the remaining term of his or her class.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as Directors or to bring other business before an annual meeting of stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (1) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to the Fund’s secretary prior to the meeting at which Directors are to be elected, will be eligible for election as Directors and (2) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has given timely written notice to the Fund’s secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by the Fund not less than 90 days or more than 120 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting.

Amendment of Certificate of Incorporation and Bylaws

The Certificate of Incorporation provides that the provisions therein relating to, among other things, the Board of Directors, the number of Directors, vacancies on the Board of Directors, removal of Directors, the powers of the Board of Directors, exculpation of Directors, the inability of stockholders to call special meetings of stockholders, and the inability of the stockholders to take action by written consent may be amended or repealed only with the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Fund, voting as a single class.

The Certificate of Incorporation also provides that the Directors shall have the power to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least two-thirds of the voting power of the shares entitled to vote in connection with the election of Directors.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in the Certificate of Incorporation and Bylaws. These provisions, however, also will not allow stockholders to amend the Certificate of Incorporation or the Bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Transactions with a Principal Stockholder

The Certificate of Incorporation requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75 percent of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt, or authorize certain transactions with five percent or greater holders of a class or series of stock and their associates, unless the transaction has been approved by at least 80 percent of the Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a five percent or greater holder of a class or series of shares (a “Principal Stockholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns five percent or more of the outstanding shares of all outstanding classes or series of stock of the Fund. The five percent holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Stockholder;

•	the issuance of any securities of the Fund to any Principal Stockholder for cash;

•	the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Stockholder, except assets having an aggregate fair market value of less than two percent of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased, or exchanged in any series of similar transactions within a twelve-month period; or

•	the sale, lease, or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Stockholder, except assets having an aggregate fair market value of less than two percent of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased, or exchanged in any series of similar transactions within a twelve-month period.

Conversion to Open-End Investment Company

To convert the Fund to an open-end investment company (commonly referred to as a mutual fund), the Certificate of Incorporation requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75 percent of the outstanding shares of each affected class or series of stock of the Fund, voting separately as a class or series, unless such conversion has been approved by at least 80 percent of the Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the stockholders. If approved in the foregoing manner, a conversion of the Fund to an open-end investment company might not occur until 90 days after the stockholders’ meeting at which such conversion was approved, and would also require at least 10 days’ prior notice to all stockholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred stock. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s Common Stock would cease to be listed on [●] or other national securities exchanges or market systems. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in specified circumstances as authorized by or under the 1940 Act, at the net asset value per share, less such redemption charge, if any, as might be in effect at the time of a redemption. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund) with no operating history. Closed-end funds differ from open-end funds (commonly referred to as mutual funds) in that closed-end funds generally list their common stock for trading on a stock exchange and do not redeem shares of common stock at the request of the stockholder. This means that if you wish to sell your shares of common stock of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value per share. Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

REPURCHASE OF THE FUND’S COMMON STOCK

Shares of closed-end funds frequently trade at a discount to net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the net asset value per share. Although share repurchases and tender offers could have a favorable effect on the market price of the Fund’s Common Stock, the acquisition of shares of the Fund’s Common Stock by the Fund would decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Any share repurchases or tender offers will be made in accordance with the requirements of the 1934 Act, the 1940 Act, and the principal stock exchange on which the Fund’s Common Stock is traded. Before deciding whether to take any action to repurchase the Fund’s Common Stock, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, tax consequences to the Fund and its stockholders, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund’s shares would trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

BROKERAGE TRANSACTIONS

The Fund does not currently intend to regularly engage in brokerage transactions. If the Fund engages in brokerage transactions, Fund management will not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund. While Fund management generally will seek reasonable trade execution costs, the Fund will not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. In selecting brokers or dealers to execute portfolio transactions, Fund management will seek to obtain the best price and most favorable execution for the Fund, taking into account a variety of factors including: (1) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (2) the desired timing of the transaction; (3) knowledge of the expected commission rates and spreads currently available; (4) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (5) the full range of brokerage services provided; (6) the broker’s or dealer’s capital; (7) the quality of research and research services provided; (8) the reasonableness of the commission, dealer spread, or its equivalent for the specific transaction; and (9) knowledge of any actual or apparent operational problems of a broker or dealer.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of the material U.S. federal income tax consequences of the Spin-Off to holders of Yahoo’s common stock and certain other U.S. federal income tax considerations for holders of Yahoo’s common stock that acquire the Fund’s Common Stock in the Spin-Off. This discussion is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this document. Such authorities are subject to change or differing interpretations at any time, possibly with retroactive effect. This discussion is limited to holders of Yahoo’s common stock that are U.S. holders, as defined below, and that hold their shares of Yahoo’s common stock and the Fund’s Common Stock as capital assets, within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of Yahoo’s common stock in light of their particular circumstances, nor does it address any tax consequences to holders of Yahoo’s common stock subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships (including entities treated as partnerships for U.S. federal income tax purposes), persons who acquired their shares of Yahoo’s common stock pursuant to the exercise of employee stock options, or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, and persons who hold their shares of Yahoo’s common stock or the Fund’s Common Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax considerations (including the Medicare tax on net investment income), any state, local, or foreign tax considerations, or any tax reporting requirements.

Holders of Yahoo’s common stock are urged to consult their tax advisors as to the specific tax consequences of the Spin-Off to them in light of their particular circumstances, as well as any other tax considerations related to the ownership of the Fund’s Common Stock following the Spin-Off.

For purposes of this section, a U.S. holder is a beneficial owner of Yahoo’s common stock or the Fund’s Common Stock acquired in the Spin-Off that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or a resident of the United States;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust, if (1) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in place under applicable Treasury regulations to be treated as a U.S. person.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of Yahoo’s common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of Yahoo’s common stock should consult its tax advisor regarding the tax consequences of the Spin-Off and any other tax considerations related to the partnership’s ownership of the Fund’s Common Stock following the Spin-Off.

Material U.S. Federal Income Tax Consequences of the Spin-Off

Unless waived by Yahoo, the completion of the Spin-Off is conditioned upon the receipt by Yahoo of the IRS Ruling regarding certain U.S. federal income tax aspects of the Spin-Off, which ruling must not be withdrawn, invalidated, or modified in an adverse manner prior to the effective time of the Spin-Off. Although the IRS Ruling generally will be binding on the IRS, the continued validity of the IRS Ruling will be based upon and subject to the accuracy of factual statements and representations made to the IRS by Yahoo. In addition, the

IRS recently announced that it is reconsidering its ruling policy with respect to certain issues under Section 355 of the Code, which could potentially impact Yahoo’s ability to obtain the IRS Ruling. Accordingly, there is a risk that the IRS might not issue the IRS Ruling or might determine to promulgate new administrative guidance prior to the Spin-Off that could adversely impact the tax-free treatment of the Spin-Off even if Yahoo previously received the IRS Ruling. Further, as a result of the IRS’s general ruling policy with respect to transactions under Section 355 of the Code, the IRS Ruling, if received, will be limited to specified aspects of the Spin-Off under Section 355 of the Code, and will not represent a determination by the IRS that all of the requirements necessary to obtain tax-free treatment to holders of Yahoo’s common stock and to Yahoo have been satisfied. Moreover, if any statement or representation upon which the IRS Ruling is based is incorrect or untrue in any material respect, or if the facts upon which the IRS Ruling is based are materially different from the facts that prevail at the time of the Spin-Off, the IRS Ruling could be invalidated.

As a result of this IRS ruling policy, the Spin-Off is also conditioned upon the receipt by Yahoo of the opinion of Skadden Arps, in form and substance reasonably acceptable to Yahoo, to the effect that, under current U.S. federal income tax law, the Spin-Off will qualify as a tax-free transaction to Yahoo and its stockholders under Sections 355 and 368(a)(1)(D) of the Code. The opinion may rely on the continued validity of the IRS Ruling, as to the matters covered by the IRS Ruling, and will be based upon specified assumptions, as well as statements, representations, and specified undertakings made by officers of Yahoo and the Fund. These assumptions, statements, representations, and undertakings are expected to relate to, among other things, Yahoo’s business reasons for engaging in the Spin-Off, the conduct of certain business activities by Yahoo and the Fund, and the current plans and intentions of Yahoo and the Fund to continue conducting those business activities and not to materially modify their ownership or capital structure following the Spin-Off. If any of those statements, representations, or assumptions is incorrect or untrue in any material respect, or any of those undertakings is not complied with, or if the facts upon which the opinion is based are materially different from the facts that prevail at the time of the Spin-Off, the conclusions reached in the opinion could be adversely affected.

The legal authorities upon which the opinion of Skadden Arps is based are subject to change or differing interpretations at any time, possibly with retroactive effect. The opinion will not be binding on the IRS or a court, and there is a risk that the IRS may challenge the conclusions reached in the opinion and that a court may sustain such a challenge.

Assuming that the Spin-Off qualifies as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code, then:

•	no gain or loss will be recognized by Yahoo upon the distribution of the Fund’s Common Stock to holders of Yahoo’s common stock in the Spin-Off;

•	except with respect to the receipt of cash in lieu of fractional shares of the Fund’s Common Stock, no gain or loss will be recognized by, and no amount will be included in the income of, holders of Yahoo’s common stock upon the receipt of shares of the Fund’s Common Stock pursuant to the Spin-Off;

•	a stockholder who receives shares of the Fund’s Common Stock in the Spin-Off will have an aggregate tax basis in its shares of Yahoo’s common stock and shares of the Fund’s Common Stock immediately after the Spin-Off equal to the aggregate tax basis of Yahoo’s common stock that the stockholder held immediately before the Spin-Off allocated between such shares of Yahoo’s common stock and shares of the Fund’s Common Stock in proportion to their respective fair market values; and

•	the holding period of the shares of the Fund’s Common Stock received in the Spin-Off by a holder of Yahoo’s common stock will include the holding period of its shares of Yahoo’s common stock.

Stockholders who have acquired different blocks of Yahoo’s common stock at different times or at different prices should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, the shares of the Fund’s Common Stock received with respect to such blocks of Yahoo’s common stock.

If a stockholder receives cash in lieu of fractional shares of the Fund’s Common Stock, the stockholder will be treated as receiving such fractional shares in the Spin-Off and then selling such fractional shares for the amount of cash received. The sale generally will result in the recognition of capital gain or loss for U.S. federal income tax purposes, measured by the difference between the amount of cash received for the fractional shares and the stockholder’s tax basis in the fractional shares (determined as described above).

If the Spin-Off does not qualify under Sections 355 and 368(a)(1)(D) of the Code, Yahoo would generally be subject to tax as if it sold the shares of the Fund’s Common Stock distributed in the Spin-Off in a taxable transaction. Yahoo would recognize taxable gain in an amount equal to the excess of (1) the total fair market value of the shares of the Fund’s Common Stock distributed in the Spin-Off over (2) Yahoo’s aggregate tax basis in such shares of the Fund’s Common Stock. A stockholder who receives shares of the Fund’s Common Stock in the Spin-Off would be treated as receiving a taxable distribution in an amount equal to the total fair market value of such shares of the Fund’s Common Stock. In general, the distribution would be taxable as a dividend to the extent of Yahoo’s current and accumulated earnings and profits. Any amount of the distribution in excess of Yahoo’s earnings and profits would be treated first as a non-taxable return of capital to the extent of the stockholder’s tax basis in its shares of Yahoo’s common stock, and any remaining amount would be taxed as capital gain. A stockholder would have a tax basis in its shares of the Fund’s Common Stock immediately after the Spin-Off equal to their fair market value. Certain stockholders may be subject to special rules governing taxable distributions, such as those that relate to the dividends received deduction and extraordinary dividends.

Even if the Spin-Off otherwise qualifies under Sections 355 and 368(a)(1)(D) of the Code, the Spin-Off would result in a significant U.S. federal income tax liability to Yahoo (but not to Yahoo stockholders) under Section 355(e) of the Code if one or more persons acquire, directly or indirectly, a 50 percent or greater interest (measured by vote or value) in the stock of Yahoo or in the stock of the Fund (excluding, for this purpose, the acquisition of the Fund’s Common Stock by Yahoo stockholders in the Spin-Off) as part of a plan or series of related transactions that includes the Spin-Off. Current tax law generally creates a presumption that any acquisition of the stock of Yahoo or the stock of the Fund within two years before or after the Spin-Off is part of a plan that includes the Spin-Off, although that presumption may be rebuttable under certain circumstances. The process for determining whether an acquisition is part of a plan under these rules is complex, inherently factual in nature, and subject to a comprehensive analysis of the facts and circumstances of the particular case. Notwithstanding the opinion of Skadden Arps described above, Yahoo or the Fund might inadvertently cause or permit a disqualifying change in the ownership of Yahoo or the Fund to occur. If the Spin-Off were determined to be taxable to Yahoo under Section 355(e) of the Code, Yahoo would recognize taxable gain in an amount equal to the excess of (1) the total fair market value of the shares of the Fund’s Common Stock distributed in the Spin-Off over (2) Yahoo’s aggregate tax basis in such shares of the Fund’s Common Stock.

Pursuant to the Tax Matters Agreement, subject to specified limited exceptions, the Fund will be required to indemnify Yahoo, its subsidiaries, and specified related persons for taxes and losses resulting from the failure of the Spin-Off to qualify as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code. For a more detailed discussion of the terms of the Tax Matters Agreement, please see “The Spin-Off—Tax Matters Agreement.”

U.S. Federal Income Taxation of the Fund

The Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25 percent of its assets in securities of a single issuer, and more than 25 percent of the Fund’s assets will be invested in securities of Alibaba. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations under the Code. In addition, the Fund may be subject to an alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on the Fund’s Common Stock.

Ownership of the Fund’s Common Stock

Distributions. Distributions by the Fund of cash or property in respect of the Fund’s Common Stock will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividends will be eligible for the dividends received deduction if received by an otherwise qualifying corporate holder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate holders of the Fund’s Common Stock (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the holder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Common Stock, with any remaining amount taxed as capital gain. Any such capital gain will be long-term capital gain if the holder receiving the distribution has a holding period in the applicable shares of the Fund’s Common Stock of more than one year. Long-term capital gains of certain non-corporate holders of the Fund’s Common Stock (including individuals) are generally subject to U.S. federal income taxation at reduced maximum rates.

Sales of the Fund’s Common Stock. Upon the sale, exchange, or other taxable disposition of the Fund’s Common Stock, a holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, or other taxable disposition and the U.S. holder’s adjusted tax basis in the Fund’s Common Stock. Any such capital gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period in the Fund’s Common Stock is more than one year at the time of disposition. Long-term capital gains of certain non-corporate holders of the Fund’s Common Stock (including individuals) are generally subject to U.S. federal income taxation at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

For a description of the tax basis and holding period of shares of the Fund’s Common Stock received in the Spin-Off by a holder of Yahoo’s common stock, please see “Material U.S. Federal Income Tax Consequences of the Spin-Off.”

CUSTODIAN, TRANSFER AGENT, AND ADMINISTRATOR

Custodian

[●] serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon [●], plus certain charges for securities transactions. [●] is located at [●].

Transfer Agent

[●] serves as the Fund’s transfer agent and registrar for the Fund’s Common Stock. [●] is located at [●].

Administrator

[●] serves as administrator to the Fund. Pursuant to an administration agreement, [●] is responsible for [●] and will receive $[●] in compensation for services rendered.

PRINCIPAL STOCKHOLDERS

Currently, all of the Fund’s outstanding shares of Common Stock are held by Yahoo. In the Spin-Off, Yahoo will distribute all of the shares of the Fund’s Common Stock of the Fund, and Yahoo will not retain any ownership interest in the Fund. Therefore, to the knowledge of the Fund, based on the stockholders of Yahoo on [●], 2015, it is expected that immediately upon completion of the Spin-Off, no person will beneficially own more than five percent of the voting securities of any class of equity securities of the Fund, except as follows:

Stockholder Name and Address	Class of Shares	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
David Filo	Common Stock	70,761,390	7.5%
701 First Avenue Sunnyvale, CA 94089
BlackRock, Inc.(3)	Common Stock	55,942,047	6.0%
55 East 52nd Street New York, NY 10022
Vanguard Group, Inc.(4)	Common Stock	46,883,344	5.0%
P.O. Box 2600 Valley Forge, PA 19482

(1)	The number of shares beneficially owned by each person or group as of April 1, 2015 (except where another date is indicated) includes shares of Yahoo’s common stock that such person or group had the right to acquire on or within 60 days after that date, including, but not limited to, upon the exercise of options and vesting and payment of restricted stock units.

(2)	For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 937,362,493 shares of Yahoo’s common stock outstanding (excluding treasury shares) on April 1, 2015, and the number of shares of Yahoo’s common stock that such person or group had the right to acquire from Yahoo on or within 60 days of that date, including, but not limited to, upon the exercise of options and upon vesting and payment of restricted stock units.

(3)	Beneficial ownership information for BlackRock, Inc. is as of December 31, 2014 and is based on information contained in the Schedule 13G Amendment No. 1 filed with the SEC on February 9, 2015 by BlackRock, Inc. Such amendment states that BlackRock, Inc. has sole voting power over 45,668,925 shares, shared voting power over 3,036 shares, sole dispositive power over 55,939,011 shares, and shared dispositive power over 3,036 shares.

(4)	Beneficial ownership information for Vanguard Group, Inc. is as of December 31, 2014 and is based on information contained in the Form 13F filed with the SEC on February 12, 2015 by Vanguard Group, Inc. Such form states that the Vanguard Group has sole investment discretion over 45,425,309 shares, and shared investment discretion (with other Vanguard investment managers) over 1,458,035 shares. According to information received from the Vanguard Group, it beneficially owned all shares reported in such form as being under its investment discretion.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●], [●], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

PROXY VOTING POLICIES

The Fund will vote proxies relating to its portfolio securities in a manner in which the Fund believes is consistent with the best interest of stockholders. The Fund will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Fund generally will vote against proposals that the Fund expects would have a negative impact on its portfolio securities, the Fund may vote for such a proposal if there exists compelling long-term reasons to do so.

The Fund’s proxy voting decisions are made by a proxy voting committee. To ensure that the Fund’s vote is not the product of a conflict of interest, the Fund requires that:

•	anyone involved in the decision making process disclose to the Fund’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and

•	employees involved in the decision making process or vote administration are prohibited from revealing how the Fund currently intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge, upon request, by calling [●] or by visiting the Fund’s website at [●]. This information will also be available on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Fund has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics applies to the personal investing activities of Directors, officers, and certain employees (“Access Persons”). Rule 17j-1 and the codes of ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the code of ethics, Access Persons are permitted to engage in personal securities transactions, but are generally required to pre-clear their personal securities transactions, including private investments and IPOs, and must report their holdings for monitoring purposes. Access Persons may engage in personal securities transactions in securities that are held by the Fund, subject to the limitations of the code of ethics.

The code of ethics of the Fund is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

ADDITIONAL INFORMATION

This information statement constitutes part of a registration statement filed by the Fund with the SEC under the 1940 Act. This information statement omits certain of the information contained in the registration statement, and reference is hereby made to the registration statement and related exhibits for further information with respect to the Fund. Any statements contained herein concerning the provisions of any document are not necessarily complete, and in each instance reference is made to the copy of such document filed as an exhibit to the registration statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC web site (www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its current and former stockholders and to safeguarding their non-public personal information.

In order to conduct its business, the Fund, through its transfer agent, [●], collects and maintains certain nonpublic personal information about the Fund’s stockholders of record, but not the underlying beneficial holder, with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder of record’s address, tax identification or Social Security number, and share balances.

The Fund does not disclose any nonpublic personal information about you, the Fund’s other stockholders, or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, the Fund restricts access to non-public personal information about Fund stockholders to those employees who need to know that information to provide services to Fund stockholders. The Fund also maintains physical, electronic, and procedural safeguards that are designed to protect the non-public personal information of its current and former stockholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules, or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules, or regulations.

PART C

OTHER INFORMATION

Item 25.	Financial Statements And Exhibits

(1)	Financial Statements

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

(2)	Exhibits

(a)		Certificate of Incorporation of Registrant(+)
(b)		By-Laws of Registrant(+)
(c)		Not applicable
(d)		Not applicable
(e)		Not applicable
(f)		Not applicable
(g)		Not applicable
(h)		Omitted pursuant to General Instruction G(3) of Form N-2
(i)		Not applicable
(j)		Form of Custody Agreement(+)
(k)	(i)	Form of Stock Transfer Agency Agreement(+)
	(ii)	Form of Administration Agreement(+)
	(iii)	Form of Tax Matters Agreement(+)
	(iv)	Form of Transfer Agreement(+)
	(v)	Form of Separation and Distribution Agreement(+)
	(vi)	Form of Compliance Services Agreement(+)
(l)		Omitted pursuant to General Instruction G(3) of Form N-2
(m)		Not applicable
(n)		Omitted pursuant to General Instruction G(3) of Form N-2
(o)		Omitted pursuant to General Instruction G(3) of Form N-2
(p)		Not applicable
(q)		Not applicable
(r)		Code of Ethics of Registrant(+)

(+)	To be filed by further amendment.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the Spin-Off:

[●] Listing Fees	$[●]
Printer/EDGAR Filer	$[●]
Legal Counsel	$[●]
Independent Registered Public Accounting Firm	$[●]
Distribution Agent	$[●]
Miscellaneous	$[●]

Total	$[●]

C-1

Item 28.	Persons Controlled by or Under Common Control with Registrant

[To come]

Item 29.	Number of Holders of Securities

Title of Class	Number of Record Stockholders as of , 2015
Common stock, par value $0.00001 per share	1

Item 30.	Indemnification

Reference is made to Article [●] of the Registrant’s Certificate of Incorporation provides as follows:

[●]

Reference is made to Section [●] of the Tax Matters Agreement filed as exhibit (k)(iii) hereto, which provides as follows:

[●]

Reference is made to Section [●] of the Separation and Distribution Agreement filed as exhibit (k)(v) hereto, which provides as follows:

[●]

Item 31.	Business and Other Connections of the Investment Adviser and the Sub-Adviser

Not applicable.

Item 32.	Location of Accounts and Records

The accounts and records of the Registrant are maintained at the offices of the Fund at [●].

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

Not applicable.

C-2

Signatures

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on the 17th day of July, 2015.

AABACO HOLDINGS, INC.

By:	/s/ Aman S. Kothari
Aman S. Kothari
Initial Director, Principal Executive Officer, and Principal Financial Officer